Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


                           DELAWARE VIP DEVON SERIES

Dear Shareholder:

Enclosed is a Notice of Meeting for a Special Meeting of Shareholders of the Delaware VIP Devon Series (the "Devon Series"), which is a series of Delaware VIP Trust (the "Trust"). The Meeting has been called for April 4, 2003 at 11:00 a.m. Eastern time at 2005 Market Street, One Commerce Square, 34th Floor, Philadelphia, Pennsylvania 19103. The accompanying Joint Proxy Statement/Prospectus describes a proposal being presented for your consideration and requests your prompt attention and vote via the enclosed proxy card.

                   Please take a moment to fill out, sign and return the enclosed Proxy Card or Voting Instruction Form!

This Meeting is critically important. You are being asked to consider and approve a Plan of Reorganization that would result in your shares of the Devon Series being exchanged for those of another series of the Trust called Delaware VIP Large Cap Value Series (the "Large Cap Value Series"). If the shareholders of your Series approve the proposal, the Large Cap Value Series will acquire substantially all of the assets subject to the liabilities of the Devon Series. You will receive shares of the Large Cap Value Series equal in value to your investment in shares of the Devon Series. You will no longer be a shareholder of the Devon Series and, instead, you will be a shareholder of the Large Cap Value Series.

The transaction is being proposed because we believe the investment strategy of the Large Cap Value Series affords a better opportunity for sustainable positive results. In addition, projected growth in assets of the Devon Series is not sufficient to continue to offer a fund with competitive performance and high quality service to shareholders over the long term. The Large Cap Value Series has an investment objective and investment policies that are similar to those of the Devon Series, as outlined in the Joint Proxy Statement/Prospectus. The Large Cap Value Series is managed by Delaware Management Company, which is also the current investment adviser of the Devon Series. The Large Cap Value Series, as a larger fund, should be better able to obtain certain cost savings for shareholders. The proposed transaction is intended to be tax-free, which means that you will not have a taxable gain or loss on the exchange of your shares.

Please take the time to review this entire document and vote now! Whether or not you plan to attend the Meeting, please vote your shares by completing, dating and signing the enclosed proxy card (for shareholders of record) or voting instruction form (for variable contract owners of record). If you determine at a later date that you wish to attend this Meeting, you may revoke your proxy and vote in person. Proxy cards and voting instruction forms must be received prior to the Meeting in order to be counted.

Thank you for your prompt attention and participation.

Sincerely,


/s/ David K. Downes

David K. Downes
President and Chief Executive Officer

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


                            DELAWARE VIP DEVON SERIES
                        (a series of Delaware VIP Trust)

                               One Commerce Square
                             Philadelphia, PA 19103

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To be held on April 4, 2003

To the Shareholders of Delaware VIP Devon Series and to the Owners of Variable Annuity Contracts or Variable Life Insurance Policies entitled to give voting instructions to the Shareholders of Delaware VIP Devon Series:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Delaware VIP Devon Series (the "Devon Series"), a series of Delaware VIP Trust (the "Trust"), has been called by the Board of Trustees of the Trust and will be held at 2005 Market Street, One Commerce Square, 34th Floor, Philadelphia, PA 19103, on April 4, 2003 at 11:00 a.m. Eastern time. The Special Meeting is being called for the following reasons:

1. For shareholders of the Devon Series to vote on a Plan of Reorganization by the Trust, on behalf of the Devon Series and Delaware VIP Large Cap Value Series (the "Large Cap Value Series"), that provides for: (i) the acquisition of substantially all of the assets subject to the liabilities of the Devon Series in exchange for shares of the Large Cap Value Series; (ii) the pro rata distribution of shares of the Large Cap Value Series to the shareholders of the Devon Series; and (iii) the liquidation and dissolution of the Devon Series.

2. To vote upon any other business as may properly come before the Special Meeting or any adjournment thereof.

The transaction contemplated by the Plan of Reorganization is described in the attached Joint Proxy Statement/Prospectus. A copy of the form of the Plan of Reorganization is attached as Exhibit A to the Joint Proxy Statement/Prospectus.

Shares of the Devon Series were purchased by certain separate accounts of Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") and Lincoln Life and Annuity Company ("Lincoln Annuity") to fund benefits payable under certain variable annuity contracts and variable life insurance policies ("variable contracts"). Allmerica Financial and Lincoln Annuity hereby solicit and agree to vote at the Meeting, to the extent required, the shares of Devon Series that are held in separate accounts in accordance with timely instructions received from owners of the variable contracts. With respect to all other shareholders, the Trustees of the Trust are soliciting your votes.

If you are a shareholder of record of the Devon Series as of the close of business on February 21, 2003, you have the right to direct the persons listed on the enclosed proxy card on how your shares in the Devon Series should be voted. If you are a variable contract owner of record at the close of business on February 21, 2003, you have the right to instruct Allmerica Financial or Lincoln Annuity as to the manner in which the Devon Series shares attributable to your variable contract should be voted. To assist you, a voting instruction form is enclosed. In addition, a Joint Proxy Statement/Prospectus describing the matters to be voted on at the Meeting or any adjournment(s) thereof is attached to this Notice. Your vote is important.

By Order of the Board of Trustees,


/s/ Richelle S. Maestro

Richelle S. Maestro
Secretary

March 5, 2003


    To secure the largest possible representation and to save the expense of further mailings, please mark your Proxy Card or Voting Instruction Form, sign it, and return it in the enclosed envelope, which requires no postage if mailed in the United States. Proxy cards and voting instruction forms must be received before the Meeting in order to be counted. You may revoke your proxy at any time at or before the Meeting or vote in person if you attend the Meeting.

                        Joint Proxy Statement/Prospectus

                                TABLE OF CONTENTS


                                                                                                                     Page
                                                                                                                     ----
Cover Pages                                                                                                         Cover

Summary                                                                                                                 2
   What is the purpose of the proposal?                                                                                 2
   How will the shareholder voting be handled?                                                                          3
   What are the general tax consequences of the Transaction?                                                            3

Comparisons of Some Important Features                                                                                  4
   How do the investment objectives and policies of each Series and their corresponding risks compare?                  4
   Who manages each Series?                                                                                             4
   What are the fees and expenses of each Series and what might they be after the Transaction?                          5
   Where can I find more financial information about each Series?                                                       6
   What are other key features of the Devon and Large Cap Value Series?                                                 6
     Transfer Agency, Custody and Administrative Services                                                               6
     Management and Administration Fees                                                                                 6
     Distribution Services                                                                                              7
     Rule 12b-1 Plan                                                                                                    7
     Purchase, Exchange and Redemption Procedures                                                                       7
     Dividends, Distributions and Taxes                                                                                 8

Reasons for the Transaction                                                                                             8

Information about the Transaction                                                                                       9
   How will the Transaction be carried out?                                                                             9
   Who will pay the expenses of the Transaction?                                                                       10
   What are the tax consequences of the Transaction?                                                                   10
   What should I know about Large Cap Value Series Shares?                                                             10
   What are the capitalizations of each Series and what might the capitalization be after the Transaction?             11

Comparison of Investment Objectives and Policies                                                                       11
   Are there any significant differences between the investment objectives and policies of each Series?                11
   How do the investment restrictions of the Devon and Large Cap Value Series differ?                                  14
   What are the risk factors associated with investments in each Series?                                               14

Voting Information                                                                                                     15
   How many votes are necessary to approve the Plan?                                                                   15
   How do I ensure my vote is accurately recorded?                                                                     15
   Can I revoke my proxy?                                                                                              15
   What other matters will be voted upon at the Meeting?                                                               15
   Who is entitled to vote?                                                                                            16
   What other solicitations will be made?                                                                              16
   Are there dissenters' rights?                                                                                       16

Information about the Large Cap Value Series                                                                           16

Information about the Devon Series                                                                                     16

Information About Each Series                                                                                          17

Principal Holders of Shares                                                                                            17

Exhibits to Joint Proxy Statement/Prospectus

Exhibit A - Form of Plan of Reorganization by Delaware VIP Trust (on behalf of Delaware VIP Devon Series
and Delaware VIP Large Cap Value Series)                                                                               20

Exhibit B - Prospectus of Delaware VIP Large Cap Value Series - Standard Class, dated May 1, 2002

Exhibit C - Annual Report of Delaware VIP Large Cap Value Series for the fiscal year ended December 31, 2002


                                PRELIMINARY COPY
                        JOINT PROXY STATEMENT/PROSPECTUS

                             Dated February 20, 2003

                          Acquisition of the assets of
                            DELAWARE VIP DEVON SERIES
                        (a series of Delaware VIP Trust)

                        By and in exchange for shares of
                      DELAWARE VIP LARGE CAP VALUE SERIES
                     (another series of Delaware VIP Trust)

This Joint Proxy Statement/Prospectus solicits proxies to be voted at a Special Meeting of Shareholders (the "Meeting") of Delaware VIP Devon Series (the "Devon Series"), a series of Delaware VIP Trust (the "Trust"), to vote on a Plan of Reorganization (the "Plan"). The principal office of the Trust is located at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103. If shareholders of the Devon Series vote to approve the Plan, the net assets of the Devon Series will be acquired by Delaware VIP Large Cap Value Series (the "Large Cap Value Series"), another series of the Trust, in exchange for Standard Class shares of Large Cap Value Series ("Large Cap Value Series Standard Class") and Service Class shares of Large Cap Value Series ("Large Cap Value Series Service Class Shares") (collectively, "Large Cap Value Series Shares").

The Meeting will be held at the offices of the Trust, which is located at 2005 Market Street, One Commerce Square, 34th Floor, Philadelphia, PA 19103, on April 4, 2003 at 11:00 a.m. Eastern time. The Board of Trustees of the Trust, on behalf of the Devon Series, is soliciting these proxies.

This Joint Proxy Statement/Prospectus is also being furnished in connection with the solicitation of voting instructions by Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") and Lincoln Life and Annuity Company ("Lincoln Annuity") (collectively, the "Participating Insurance Companies") from owners of certain variable annuity contracts and variable insurance policies (collectively, "variable contracts") having contract values on February 21, 2003 allocated to a sub-account of one of the Participating Insurance Companies' separate accounts invested in shares of the Devon Series. For purposes of this Joint Proxy Statement/Prospectus, the terms "you," "your," and "shareholder" refer to the direct shareholders of the Devon Series and to variable contract owners who invested in the Devon Series through variable contracts.

This Joint Proxy Statement/Prospectus and forms of proxy card and voting instructions will first be sent to shareholders and variable contract owners on or about March 5, 2003.

If the shareholders of the Devon Series vote to approve the Plan, you will receive Large Cap Value Series Standard Class Shares of equivalent aggregate net asset value ("NAV") to your investment in Standard Class shares of Devon Series ("Devon Series Standard Class Shares") and Large Cap Value Series Service Class Shares equal in value to your Service Class shares of Devon Series ("Devon Series Service Class Shares"). The Devon Series will then be liquidated.

The Large Cap Value Series' investment objective is to seek capital appreciation with current income as a secondary objective. Similarly, the Devon Series' investment objective is to seek total return.

This Joint Proxy Statement/Prospectus gives the information about Large Cap Value Series Shares that you should know before investing. You should retain it for future reference. A Statement of Additional Information dated February 20, 2003 relating to this Joint Proxy Statement/Prospectus containing more information about the Large Cap Value Series, the Devon Series, and the proposed reorganization has been filed with the SEC and is incorporated herein by reference.

The following documents are attached to and considered a part of this Joint Proxy Statement/Prospectus, and are intended to provide you with information about the Large Cap Value Series.

     o The Prospectus of the Large Cap Value Series -- Standard Class or Service Class, as applicable, dated May 1, 2002 (the "Large Cap Value Series Prospectus").

     o The Annual Report to shareholders of the Large Cap Value Series for the fiscal year ended December 31, 2002 (the "Large Cap Value Series Annual Report").

The Prospectuses of the Devon Series -- Standard Class and Service Class, dated May 1, 2002, (the "Devon Series Prospectus") are incorporated by reference into this Joint Proxy Statement/Prospectus. You can request a free copy of the Statement of Additional Information or any of the documents described above by calling 1-800-523-1918, or by writing to the Large Cap Value Series or the Devon Series at Attention: Account Services, 2005 Market Street, Philadelphia, PA 19103-7094. The Trust files reports, proxy materials and other information at the public reference facilities maintained by the SEC at 450 First Street, N.W., Washington, D.C. 20549. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 First Street, N.W., Washington, D.C. 20549, at prescribed rates, or at no charge from the EDGAR database on the SEC's Internet site at http:\\www.sec.gov.

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks including the possible loss of principal.

                                     SUMMARY

This is only a summary of certain information contained in this Joint Proxy Statement/Prospectus. You should read the more complete information in the rest of this Joint Proxy Statement/Prospectus, including the Plan (attached as Exhibit A), the Large Cap Value Series Prospectus (attached as Exhibit B), and the Large Cap Value Series Annual Report (attached as Exhibit C).

What is the purpose of the proposal?

The Board of Trustees of the Trust has approved the Plan (which is attached as Exhibit A) for the Devon Series and recommends that shareholders of the Devon Series vote to approve the Plan. If shareholders of the Devon Series approve the Plan, the Devon Series' net assets will be transferred to the Large Cap Value Series in exchange for Large Cap Value Series Shares of equivalent aggregate NAV. These Large Cap Value Series Shares will then be distributed to the Devon Series' shareholders and the Devon Series will be liquidated. This proposed transaction is referred to in this Joint Proxy Statement/Prospectus as the "Transaction."

This means that your shares of the Devon Series Standard Class Shares or Devon Series Service Class Shares will be exchanged for Large Cap Value Series Standard Class Shares or Large Cap Value Series Service Class Shares of equivalent aggregate NAV. As a result, you will cease to be a shareholder of the Devon Series and will become a shareholder of the Large Cap Value Series. This exchange will occur on a date determined by the officers of the Trust, which is currently expected to be April 28, 2003 (hereafter, the "Closing Date").

Like the Devon Series, the Large Cap Value Series is a mutual fund within the Delaware Investments Family of Funds that is managed by Delaware Management Company ("the Manager"). The Large Cap Value Series' investment objective and policies are similar, but not identical, to those of the Devon Series. In addition, the distribution, purchase and redemption procedures, the dividend payment and reinvestment procedures, and the exchange rights are the same for both Series.

For the reasons set forth below under "Reasons for the Transaction," the Board of Trustees of the Trust has concluded that the Transaction is in the best interests of the shareholders of the Devon Series. The Board of Trustees also concluded that no dilution in value would result to the shareholders of the Devon Series or to the shareholders of the Large Cap Value Series, respectively, as a result of the Transaction.

                    THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
                            VOTE TO APPROVE THE PLAN.

How will the shareholder voting be handled?

All shareholders of each class of the Devon Series who own shares at the close of business on February 21, 2003 will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. To approve the reorganization of the Devon Series into the Large Cap Value Series, a majority (as defined under federal law and set forth below under the heading, "Voting Information - How many votes are necessary to approve the Plan?") of the outstanding voting shares of Devon Series must be voted in favor of the Plan.

Please vote by proxy as soon as you receive this Joint Proxy Statement/ Prospectus. You may place your vote by completing and signing the enclosed proxy card. If you return your signed proxy card, your votes will be officially cast at the Meeting by the persons appointed as proxies. Proxy cards and voting instruction forms must be received prior to the Meeting in order to be counted. You can revoke your proxy at any time until the vote is taken at the Meeting.

With respect to the Participating Insurance Companies' separate accounts, each Participating Insurance Company will vote the shares of the Devon Series in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. To the extent required, the Participating Insurance Companies will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received. If a duly executed and dated voting instruction form is received that does not specify a choice (for, against or abstain), the Participating Insurance Companies will consider their timely receipt as an instruction to vote "FOR" the proposal. Variable contract owners may revoke previously submitted voting instructions given to the Participating Insurance Companies at any time until the vote is taken.

For more details about shareholder voting, including the procedures for revoking a proxy or voting instructions, see the "Voting Information" section of this Joint Proxy Statement/Prospectus.

What are the general tax consequences of the Transaction?

It is expected that shareholders of the Devon Series will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for Large Cap Value Series Shares. You should, however, consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences of the Transaction, if any, because the information about tax consequences in this document relates to the federal income tax consequences only. For further information about the tax consequences of the Transaction, see "Information About the Transaction - What are the tax consequences of the Transaction?"

                     COMPARISONS OF SOME IMPORTANT FEATURES

How do the investment objectives and policies of each Series and their corresponding risks compare?

The Devon Series and Large Cap Value Series have compatible investment objectives. The Devon Series' investment objective is total return. The Large Cap Value Series seeks capital appreciation with current income as its secondary objective. Thus, both Series essentially seek to provide total return to shareholders.

Both Series attempt to achieve their investment objectives by investing primarily in common stocks. The Devon Series focuses on common stocks that the Manager believes have the potential for above-average earnings per share growth over time combined with a high degree of earnings consistency. Unlike the Devon Series, which uses a growth strategy, the Large Cap Value Series uses a value-oriented approach and invests 80% of its assets in large-capitalization companies that it believes have total return potential. The Large Cap Value Series defines large-capitalization companies as companies with market capitalizations of $5 billion or more at the time of purchase. The Devon and Large Cap Value Series have had significant overlap of portfolio securities. As of September 30, 2002, 52% of the Devon Series and 53% of Large Cap Value Series' portfolio holdings were invested in the same equity securities. The remainder of each Series' portfolio is principally invested in equity securities of different large cap companies. The difference between these Series is that the presence of large cap stocks in the Devon Series is a result of the Manager's assessment of attractive investment opportunities rather than a policy as it is with the Large Cap Value Series.

As with most investments, investments in either Series involve risks, including the risk that you may lose part or all of the money you invest. There is also no guarantee that either Series will achieve its investment objective.

The risks associated with an investment in the Devon Series and the Large Cap Value Series are substantially similar. The value of both Series will increase and decrease according to changes in the value of securities in the Series' portfolios. Both Series' portfolio securities will be affected by changes in stock prices, which could be caused by declines in the stock market or poor performance in specific industries or companies.

For further information about the investment objectives and policies and the risks of both Series, see "Comparison of Investment Objectives and Polices."

Who manages each Series?

The management of the business and affairs of both Series is the responsibility of the Board of Trustees of the Trust, on behalf of each Series. The Board elects officers who are responsible for the day-to-day operations of each Series.

The Manager manages the assets of each of the Series and makes each Series' investment decisions. The Manager is a series of Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. The Manager and its predecessors have been managing the assets of the funds in the Delaware Investments Family of Funds since 1938. On November 30, 2002, the Manager and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $84 billion in assets.

John B. Fields has primary responsibility for making day-to-day investment decisions for the Large Cap Value Series. Mr. Fields is a Senior Vice President/Senior Portfolio Manager. He joined Delaware Investments in 1992 and has 29 years' experience in investment management. He earned a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments, he was Director of Domestic Equity Risk Management at DuPont. Prior to that time, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware. In making investment decisions for the Devon Series, Mr. Fields works with a team of Delaware portfolio managers utilizing the same investment strategy. He has been managing the Large Cap Value Series since 1992.

Francis X. Morris has responsibility for making day-to-day investment decisions for the Devon Series. Mr. Morris is a Vice President/Senior Portfolio Manager. He holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. Mr. Morris has been managing institutional equity portfolios at Delaware Investments since 1997. He has 17 years of investment management experience. He came to Delaware Investments from PNC Asset Management where he served as a securities analyst from 1983 to 1991 and portfolio manager from 1991 to 1994. He was subsequently named Director of Equity Research at PNC. He is a past president of the Philadelphia Society of Financial Analysts. Mr. Morris has been a member of the Devon Series' management team since March 1999. In making investment decisions for the Devon Series, Mr. Morris regularly consults with Michael Morris.

Michael Morris is a Vice President/Portfolio Manager, who holds a BS from Indiana University with a major in finance. He joined Delaware Investments in 1999. Previously, he served as Senior Equity Analyst at Pilgrim Baxter covering financial stocks. He has 9 years of investment experience. Mr. Morris is a CFA charterholder and a member of the Bank and Financial Analysts Association. He has been co-managing the equity portion of the Devon Series since November 2001.

What are the fees and expenses of each Series and what might they be after the Transaction?

The following table describes the annual fees and expenses of the underlying funds that you may pay if you buy and hold shares of each Series. There are no sales charges for either Series and, except as noted, the operating expenses shown are based on expenses incurred during each Series' most recent fiscal year ended December 31, 2002. The fees described in the following table relate only to the fees and expenses of shares of a Series and do not include (i) any fees or expenses charged under a variable contract; or (ii) the costs of the Transaction, which are estimated to be $60,000 and will be paid 25% by the Large Cap Value Series and 75% by the Manager. Variable contracts impose sales charges and other on-going fees and expenses on variable contract holders.

                FEES AND EXPENSES FOR THE LARGE CAP VALUE SERIES
                              AND THE DEVON SERIES

                               OPERATING EXPENSES


                                              Distribution                     Total Annual                      Net Annual Fund
  Series Names & Classes       Management      and Service                    Fund Operating    Fee Waivers &       Operating
        of Shares                 Fees        (12b-1) Fees    Other Expenses     Expenses        Payments (4)        Expenses
  ----------------------       ----------     ------------    --------------  --------------    --------------  -----------------
   Large Cap Value Series
   After Transaction(1)
     Standard Class              0.65%(3)         None            0.11%           0.76%           (0.05)%            0.71%
     Service Class               0.65%(3)        0.30%(2)         0.11%           1.06%           (0.05)%            1.01%

   Large Cap Value Series
     Standard Class              0.65%(3)         None            0.10%           0.75%           (0.05)%            0.70%
     Service Class               0.65%(3)        0.30%(2)         0.10%           1.05%           (0.05)%            1.00%

   Devon Series
     Standard Class              0.65%            None            0.11%           0.76%            0.00%             0.76%
     Service Class               0.65%           0.30%(2)         0.11%           1.06%            0.00%             1.06%


(1) The operating expenses for the Large Cap Value Series after the Transaction are based on expenses incurred by the Large Cap Value Series during its last fiscal year ended December 31, 2002.
(2) Although the maximum aggregate fee payable by the Trust under the Plan and the Trust's Distribution Agreement is, on an annual basis, up to 0.30% of average daily net assets of Service Class Shares, the Board of Trustees has set the fee payable under the 12b-1 Plan at an annual rate of 0.15% of each Series' Service Class' average daily net assets through April 30, 2004 and an annual rate of 0.25% of each Series' Service Class' average daily net assets from May 1, 2003 through April 30, 2004.
(3) The Manager has voluntarily agreed to waive indefinitely its management fee for the Large Cap Value Series so as not to exceed an annual rate of 0.60% of average daily net assets.
(4) The Manager has contracted to waive fees and pay expenses of each Series through April 30, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 0.80% of average daily net assets.

Examples:

The following comparative expense examples are intended to help you compare the cost of investing in the Devon Series whose shares you currently own with the cost of investing in Large Cap Value Series into which your Series is proposed to be reorganized. The comparative expense example for each class of each Series assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The examples assume the fees and expenses set forth in the preceding Operating Expenses Table remain the same and that your investment has a 5% return each year. The examples, however, do not include charges that are imposed by variable contracts. If these charges were reflected, the expenses listed below would be higher.

Each One-Year period shown below for each class of each Series assumes operating expenses to be after waivers and reimbursements as presented in the preceding Operating Expenses Table. Although your costs may be higher or lower, based on these assumptions your costs would be:

                                                  1 Year       3 Years      5 Years      10 Years
----------------------------------------------------------------------------------------------------
Large Cap Value Series After Transaction
   Standard Class                                 $  73        $ 227         $ 395       $   883
   Service Class                                    103          322           558         1,236

Devon Series
   Standard Class                                 $  78        $ 243         $ 422       $   942
   Service Class                                    108          337           585         1,294


Where can I find more financial information about each Series?

The Large Cap Value Series' Annual Report, which is attached as Exhibit C, includes a discussion of that Series' performance during the fiscal year ended December 31, 2002 and shows per share information for each of the past five fiscal years.

The Prospectus and Annual Report for the Devon Series contain further financial information about that Series. These documents are available upon request (See "Information About the Devon Series").

What are other key features of the Devon and Large Cap Value Series?

Transfer Agency, Accounting, Custody and Administrative Services. Delaware Service Company, Inc. ("DSC"), an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for each Series and for other mutual funds in the Delaware Investments Family of Funds. DSC is paid an annual fee equal to 0.01% of the average daily net assets of each Series. DSC also provides accounting services to each Series. Those services include performing all functions related to calculating each Series' net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, DSC is paid fees by each Series according to fee schedules that are the same for each fund in the Delaware Investments Family of Funds. These fees are charged to each Series, including the Large Cap Value and Devon Series, on a pro rata basis.

JPMorgan Chase Bank is the custodian of the securities and other assets of both Series. Its main office is located at 4 Chase Metrotech Center, Brooklyn, NY 11245.

Management and Administration Fees. The Manager manages the portfolios of both the Large Cap Value and the Devon Series. The Manager has entered into a management agreement relating to both Series that provides for reductions in fee rates as the assets of either Series increase. Under the management agreement, each Series pays the

Manager a management fee equal to 0.65% on the first $500 million of average daily net assets; 0.60% on the next $500 million of average daily net assets; 0.55% on the next $1,500 million of average daily net assets; and 0.50% on the average daily net assets in excess of $2,500 million. The Manager has contracted to waive fees and/or pay expenses of each Series through April 30, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary fees and 12b-1 fees) from exceeding 0.80% of average daily net assets of that Series. The Manager has also voluntarily agreed to waive indefinitely its management fees of the Large Cap Value Series so as not to exceed 0.60% of average daily net assets. The contractual management fee rates for the past fiscal year of each Series are shown in the Operating Expenses Table included in the Summary section of this Joint Proxy Statement/Prospectus.

Distribution Services. Pursuant to underwriting agreements relating to each of the Series, Delaware Distributors, L.P. (the "Distributor") serves as the national distributor for both Series. The Distributor pays all of the expenses of the promotion and distribution of shares of both Series. The Distributor is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. and an affiliate of the Manager.

Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Distributor and the Manager, serves as the Trust's financial intermediary wholesaler pursuant to a Financial Intermediary Distribution Agreement with the Distributor dated January 1, 2001. LFD is primarily responsible for promoting the sale of Service Class shares through insurance company sponsors, brokers, dealers and other financial intermediaries. The address of LFD is 350 Church Street, Hartford, CT 06103. For its services, LFD receives promotional allowances from insurance companies that sponsor annuity products that include both Series as investment options.

Rule 12b-1 Plan. The Trust has adopted a distribution plan or "Rule 12b-1 Plan" for Service Class shares of each Series.

The Rule 12b-1 Plan permits the Trust to pay, out of the assets of the Service Class shares, monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses may include, among others, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to insurance company sponsors, securities brokers, dealers and others. In addition, the Trust may make payments from the 12b-1 Plan fees of Service Class shares directly to others, such as insurance sponsors, who aid in the distribution of Service Class shares, or provide services in respect of the Service Class, pursuant to service agreements with the Trust.

The maximum aggregate fee payable by the Trust under the Plan and the Trust's Distribution Agreement is, on an annual basis, up to 0.30% of average daily net assets of each of the Service Class shares (out of which up to 0.25% of average daily net assets are service fees to be paid to the Distributor, insurance company sponsors, dealers and others for providing personal service and/or maintaining shareholder accounts). The Trust's Board of Trustees has set the fee at an annual rate of 0.15% of Service Class' average daily net assets through April 30, 2003 and an annual rate of 0.25% of Service Class' average daily net assets from May 1, 2003 through April 30, 2004.

The Board of Trustees of the Trust may change the Rule 12b-1 amounts at any time, though not to exceed the maximum aggregate amount of 0.30% of average daily net assets. The Distributor and others, such as broker/dealers, do not receive reimbursement from Service Class shares for distribution expenses they incur in excess of the amount they are paid by the Trust, on behalf of Service Class shares.

Purchase, Exchange and Redemption Procedures. Procedures for the purchase, exchange and redemption of each Series' shares are identical. You may refer to the Prospectus of each Series for the purchase, exchange, and redemption procedures applicable to the purchases, exchanges and redemptions of both Series' shares. Set forth below is a brief description of the basic purchase, exchange, and redemption procedures applicable to the shares of both Series.

Shares of each Series are sold only to separate accounts of life insurance companies at net asset value. Redemptions will be affected by the separate accounts at the NAV next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with either Series with respect to the acquisitions or redemption of that Series' shares.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on a Series' NAV. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Each Series reserves the right to reject any purchase order.

Each Series' NAV per share is determined at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. Each Series calculates this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. Each Series prices securities and other assets for which market quotations are available at their market value. Each Series prices fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days are priced at amortized cost. For all other securities, methods approved by the Board of Trustees that are designed to price securities at their fair market value are used.

From time to time, a Series may also hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when a Series does not price its shares. As a result, the NAV of that Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, Distributions and Taxes. Dividends and capital gain distributions, if any, are distributed annually. All dividends and any capital gains are automatically reinvested.

Neither Series will be subject to federal income tax to the extent its earnings are distributed. Each Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of a Series. It is anticipated that the reorganization will not be a taxable transaction for contract owners.

                           REASONS FOR THE TRANSACTION

The Board of Trustees of the Trust, on behalf of the Devon Series, has recommended the Transaction for purposes of combining that Series with a larger fund that has a similar investment objective and similar investment policies, but a different investment strategy that affords a better opportunity for sustainable results. There has also been relatively low demand for the Devon Series. A larger fund should be better able to obtain certain cost savings for the Devon Series and its shareholders.

The Plan was presented to the Trust's Board of Trustees at a meeting of the Board in February, 2003. At the meeting, the Board questioned management about the potential benefits and costs to shareholders of the Devon Series. In deciding whether to recommend approval of the Transaction to shareholders, the Board of Trustees considered, among other things: the expense ratios of the Large Cap Value Series and the Devon Series and the impact of contractual fee waivers thereon; the potential benefits afforded by a larger fund through economies of scale (e.g.: a fund with higher aggregate net assets may also be able to reduce or eliminate certain duplicative costs and expenses); the comparative investment performance of the Large Cap Value Series and the Devon Series; the compatibility of the investment objectives, policies, restrictions and investments of the Devon series with those of the Large Cap Value Series; the tax consequences of the Transaction; and the significant experience of the Manager.

The Board concluded that the Large Cap Value Series has a longer and stronger track record, which is important in seeking to attract additional assets. The Large Cap Value Series has outperformed the Devon Series year-to-date, and for the one, three, and five year periods ending September 30, 2002. The Large Cap Value Series is also substantially larger than the Devon Series. And, the Large Cap Value Series currently has lower expense ratios than the Devon Series. Additionally, the Board believes the investment strategy of the Large Cap Value Series affords a better opportunity for sustainable positive results than the Devon Series investment strategy. During the course of its deliberations, the Board of Trustees also considered the fact that the Large Cap Value Series will pay 25% and the Manager will pay 75% of the costs of the transaction.

The Board of Trustees of the Trust concluded that the Transaction is in the best interests of the shareholders of both Series and that no dilution of value would result to the shareholders of either Series from the Transaction. The Board of the Trust then decided to approve the Plan and to recommend that shareholders of the Devon Series vote to approve the Transaction. As required by law, the Trustees approving the Plan included a majority of the Trustees who are not interested persons of the Devon Series.

For the reasons discussed above, the Board of Trustees of the Trust, on behalf of the Devon Series, recommends that you vote FOR the Plan.

If the shareholders do not approve the Plan, the Board of Trustees may consider other possible courses of action, including liquidation and dissolution.

                        INFORMATION ABOUT THE TRANSACTION

This is only a summary of the Plan. You should read the actual Plan. It is attached as Exhibit A and incorporated herein by reference thereto.

How will the Transaction be carried out?

If the shareholders of the Devon Series approve the Plan, the Transaction will take place after various conditions (as set forth in the attached Plan at Exhibit A) are satisfied by the Trust, on behalf of both Series, including the delivery of certain documents. The Trust's officers will determine the Closing Date. If the shareholders of the Devon Series do not approve the Plan, the Transaction will not take place.

If the shareholders approve the Plan, the Devon Series will deliver to the Trust, on behalf of Large Cap Value Series, substantially all of its assets, subject to its liabilities, on the Closing Date. The value of the assets to be delivered to the Large Cap Value Series shall be the value of such net assets computed as of the close of business of the New York Stock Exchange, Inc. ("NYSE") (normally 4:00 p.m. Eastern time) on the last business day prior to the Closing Date. In exchange, the Trust, on behalf of the Devon Series, will receive Large Cap Value Series Shares that have an aggregate NAV equal to the dollar value of the net assets delivered to the Trust on behalf of the Large Cap Value Series. The Trust will distribute the Large Cap Value Series Shares it receives to the Devon Series shareholders. Each shareholder of Devon Series will receive a number of Large Cap Value Series Shares of the same class and an equivalent aggregate NAV as his or her shares of Devon Series. As soon as practicable after the transfer of its assets, Devon Series will pay or make provision for the payment of all of its liabilities. Devon Series will then terminate its existence as a separate series of the Trust.

The stock transfer books of the Devon Series will be permanently closed as of the close of business of the NYSE on the day before the Closing Date. The Devon Series will accept requests for redemption only if received in proper form before that time. Requests received after that time will be considered requests to redeem shares of the Large Cap Value Series.

To the extent permitted by law, the Trust may amend the Plan without shareholder approval. The Board, on behalf of either Series, may also agree to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval of shareholders of the Devon Series. If the Transaction is abandoned or terminated, your shares of the Devon Series will not be exchanged for those of the Large Cap Value Series and the Board of Trustees may consider other possible courses of action, including liquidation and dissolution of the Devon Series.

Who will pay the expenses of the Transaction?

Large Cap Value Series will pay 25% and the Manager will pay 75% of the costs of the transaction.

What are the tax consequences of the Transaction?

The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions made and representations to be received from the Trust, on behalf of the Devon Series and Large Cap Value Series, it is expected that Stradley Ronon Stevens & Young, LLP will provide a legal opinion that, for federal income tax purposes, (i) shareholders of the Devon Series will not recognize any gain or loss as a result of the exchange of their shares of the Devon Series for shares of the Large Cap Value Series and
(ii) the Large Cap Value Series and its shareholders will not recognize any gain or loss upon receipt of the Devon Series' assets.

You should consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax advisor about the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

What should I know about the Large Cap Value Series Shares?

If the Transaction is approved, full and fractional shares of the Large Cap Value Series will be distributed to shareholders of the Devon Series in accordance with the procedures described above. When issued, each share will be duly and validly issued and fully paid and nonassessable (meaning that the shareholders will have no obligation to the Large Cap Value Series for any further monies as shareholders), fully transferable and will have full voting rights. The shares of the Large Cap Value Series will be recorded electronically in each shareholder's account. The Large Cap Value Series will then send a confirmation to each shareholder. As described in its prospectus, the Large Cap Value Series does not issue share certificates unless requested. As of the Closing Date, any certificates representing shares of the Devon Series will be cancelled.

Large Cap Value Series Shares, like shares of the Devon Series, have noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board of Trustees. If this happens, holders of the remaining shares voting will not be able to elect any trustees.

Like the Devon Series, the Large Cap Value Series does not routinely hold annual meetings of shareholders. The Large Cap Value Series may hold special meetings for matters requiring shareholder approval. A meeting of that Series' shareholders may also be called at any time by the Board of Trustees or by the chairperson of the Board or by the president.

What are the capitalizations of each Series and what might the capitalization be after the Transaction?

The following table sets forth, as of December 31, 2002, the separate capitalizations of the Large Cap Value Series and the Devon Series, and the estimated capitalization of the Large Cap Value Series as adjusted to give effect to the proposed Transaction. The final capitalization of the Large Cap Value Series is likely to be different when the Transaction is consummated.


                                                                                         Large Cap Value Series
                                                                                           after Transaction
                                           Large Cap Value Series     Devon Series            (estimated)
Net assets (all classes) (thousands)              $246,216                $20,301                $266,502
Total Shares outstanding                       $18,939,127             $2,459,369             $20,500,756


                                                                                         Large Cap Value Series
                                                                                              Standard Class
                                        Large Cap Value Series        Devon Series           after Transaction
                                            Standard Class           Standard Class             (estimated)

Net assets (thousands)                          $240,753                  $20,298                  $261,036
Total Shares outstanding                     $18,518,698               $2,458,985               $20,080,083
Net asset value per share                         $13.00                    $8.25                    $13.00


                                                                                         Large Cap Value Series
                                                                                              Service Class
                                         Large Cap Value Series       Devon Series          after Transaction
                                             Service Class            Service Class            (estimated)

Net assets (thousands)                            $5,463                   $3.17                   $5,466
Total Shares outstanding                        $420,429                    $384                 $420,673
Net asset value per share                         $12.99                   $8.25                   $12.99

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

This section describes the key investment policies of both Series and certain noteworthy differences between the investment objectives and policies of each Series. For a complete description of the Large Cap Value Series' investment policies and risks, you should read the Large Cap Value Series Prospectus, which is attached to this Joint Proxy Statement/Prospectus as Exhibit B.

Are there any significant differences between the investment objectives and policies of each Series?

Although there are some differences between the investment objectives and policies of the Devon and Large Cap Value Series, the Board does not believe any of those differences is very significant. Both Funds essentially seek total return principally by investing in equity securities. Although they do use somewhat different investment strategies, currently, both Series principally hold common stocks of large cap companies.

Investment Objectives. The Devon Series and Large Cap Value Series have similar investment objectives. The Devon Series seeks total return. The Large Cap Value Series seeks capital appreciation with current income as a secondary objective. Thus, both Series essentially seek to provide total return to shareholders. The investment objectives are non-fundamental for both Series. Policies or restrictions that are deemed fundamental may not be changed without the approval of the lesser of (i) a majority of the outstanding shares of the Series, or (ii) 67% or more of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares are represented ("Majority Vote"). Policies or restrictions of a Series that are non-fundamental may be changed by the Board without shareholder approval. Although each Series' objective is non-fundamental, should the Board approve a change in the objective, the Board would notify shareholders before the change became effective.

Investment Strategy. Although both Series seek total return by investing primarily in common stocks, the Series differ in the manner in which they pursue their objectives. The Devon Series uses a growth strategy, choosing securities that the Manager believes have potential for above-average earnings per share growth over time combined with a high degree of consistency. The Manager takes into consideration factors such as how much the company's earning have grown in the past, the company's potential for strong positive cash flow, and the price/earnings ratio (the price of a stock divided by its earnings per share) of the stock compared to other stocks in the market. Devon Series avoids stocks that the Manager believes are overvalued. The Large Cap Value Series pursues a value-oriented investment approach seeking stocks the Manager believes are undervalued but have the potential to increase in price as the market realizes their true value. The Manager may consider valuation characteristics such as dividend yield, share repurchase activity, price-to-earnings ratio and cash flow, among others.

Principal Investments. The Devon Series invests primarily in common stocks. In selecting securities for the portfolio, the Manager does not emphasize the capitalization of the companies in which it invests. Yet, the Devon Series has a number of holdings in large cap companies as a result of the fact that the Manager currently views large cap stocks as attractive investment opportunities.

Unlike the Devon Series, the Large Cap Value Series seeks to achieve its goal by investing at least 80% of its net assets in stocks of large capitalization companies. Large capitalization companies are companies with capitalizations of $5 billion or more at the time of purchase. Both Series normally have 90% to 100% of their portfolios invested in common stock and typically invest in stocks that offer the potential for capital appreciation. Some of the stocks held in each Series' portfolio may not pay dividends.

Despite the difference in investment strategies, the Series have had a significant overlap of portfolio holdings. As of September 30, 2002, 52% of the Devon Series and 53% of Large Cap Value Series' portfolio holdings were invested in the same equity securities. In addition, both Series are principally invested in the same nine industry sectors, although their weightings in each of those sectors differs.

Additional Investments. Although both Series normally invest in common stock, both Series are permitted to invest in other types of securities. The additional securities in which each Series may invest are described below.

Equity Securities. In addition to common stock, both Series may invest in other types of equity securities. Both Series may invest in rights and warrants to purchase common stock. The Devon Fund may also invest in real estate investment trusts. The Large Cap Value Series may also invest in preferred stock.

Repurchase Agreements. Each Series may enter into repurchase agreements as short-term investments for its cash position, provided the Series have collateral of 102% of the repurchase price. Each Series will only enter into repurchase agreements where the collateral is U.S. government securities.

Depositary Receipts and Foreign Securities. Both Series may invest in foreign securities, both directly and through investments in American, European, and Global Depositary Receipts. Depositary Receipts are certificates issued by a U.S. bank that represent the bank's holdings of a stated number of shares of a foreign corporation and are bought and sold the same as U.S. securities. The Depositary Receipt holder is entitled to all dividends and capital gains earned by the underlying foreign shares. The Large Cap Value Series, however, does not presently intend to invest directly in foreign securities or Global or European Depositary Receipts. Although not presently prohibited from doing so, the Devon Series does not currently hold any direct investments in foreign securities.

Convertible Securities. Both Series may invest in convertible securities. The Devon Series will not invest more than 5% in convertible debt securities rated below investment grade by a nationally recognized statistical ratings organization or in securities that are unrated but deemed equivalent to non-investment grade. The Large Cap Value Series does not have a comparable policy on convertible securities.

Options. Both Series may write call options and purchase put options on a covered basis, including exchange-listed options. The Devon Series may also invest in options traded over-the-counter as long as there appears to be a liquid market. If the manager determines that the market is illiquid, the Devon Series may invest in the over-the-counter options to the extent such investments are consistent with its restrictions on illiquid investments. The Devon Series is also permitted to invest in futures contracts and may purchase and write options on futures contracts. The Large Cap Value Series does not have a comparable policy for investments in futures contracts.

Short Sales. The Devon Series may engage in short sales and purchase securities on margin. The Large Cap Value Series is not permitted to purchase securities on margin, make short sales of securities or maintain a net short position.

Fixed Income Securities. Both Series may invest in fixed income securities, however they have different policies with respect to such investments. The Devon Series is permitted to invest in fixed income securities in its normal course of investments. The Large Cap Value Fund may only invest in fixed income securities for defensive purposes.

Asset-Backed and Mortgage-Backed Securities. The Devon Series may invest in asset-backed securities rated in one of the four highest rating categories and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, government-sponsored corporations or private non-government corporations, like financial institutions. The Large Cap Value Series does not have a comparable policy for asset- or mortgage-backed securities.

Investment Policies.

Purchasing Securities on a When-Issued and Delayed Delivery Basis. Both Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis, which means securities are paid for before delivery or delivery is taken at a later date. Such transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between commitment and settlement, a Series will not accrue interest, but the market value of the bonds may fluctuate, which may result in that Series' share value increasing or decreasing. Both Series' will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

Lending. Both Series may lend up to 25% of their assets to qualified brokers, dealers and institutional investors for use relating to short sales or other security transactions, which may generate additional income for a Series.

Temporary Defensive Positions. Each Series may hold a substantial portion of its assets in cash or cash equivalents for temporary defensive purposes. The Large Cap Value Series may also invest in fixed-income securities and enter into options transactions for defensive purposes.

Portfolio Turnover. Both Series anticipate that the annual portfolio turnover rate may be greater than 100%. A turnover rate of 100% occurs if a Series buys and sells of the securities in its portfolio in the course of a year. High turnover can result in increased transaction costs for investors and may affect a Series' performance.

How do the investment restrictions of the Devon and Large Cap Value Series differ?

Both Series have adopted identical fundamental investment restrictions, which may not be changed without the approval of a Majority Vote of shareholders. There are some differences between each Series' non-fundamental policies, some of which have been described above. In addition, as a non-fundamental investment restriction, the Large Cap Value Series may not purchase or retain securities of a company that has an officer or trustee who is also an officer or trustee of the Registrant or adviser if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% of the shares of the company. Additional non-fundamental investment restrictions for the Large Cap Value Series include a prohibition on investments in: oil, gas or other mineral exploration interests or development programs; commodities or commodities contracts; securities of companies less than three years old with respect to 5% of the Large Cap Value Series' total assets; and warrants valued at the lower of cost or market exceeding 5% of the Large Cap Value Series' net assets.

What are the risk factors associated with investments in each Series?

Like all investments, an investment in each Series involves risk. There is no assurance that a Series will meet its investment objective. The achievement of a Series' objective depends upon market conditions generally, and on the investment manager's analytical and portfolio management skills. As with most investments in a mutual fund, the best results are generally achieved when an investment in a Series is held for a number of years.

The risks of investing in each Series are basically the same as the risks of other investments in equity securities of similar quality. The investment risks for both Series are explained below.

Market Risk. Market Risk is the risk that all or a majority of the securities in a certain market - like the stock or bond market - will decline in value because of factors such as economic conditions, future expectation or investor confidence. This risk may cause the price fluctuation of a security because of the changes in general economic and interest rate conditions that affect the market as a whole. Both Series seek to manage this risk by maintaining a long-term investment approach.

Industry and Security Risk. Industry and security risk is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond. Each Series seeks to limit this risk by limiting the amount of their investments in any single issuer (diversification) or any single industry (concentration) through a rigorous selection process before choosing securities for each Series' portfolio.

Foreign Risk. Foreign risk is the risk that foreign securities may be adversely affected by political instability (including governmental seizures or nationalization of assets), changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards. Foreign markets may also be less efficient, less liquid, have greater price volatility, less regulation and higher transaction costs than U.S. markets. The Devon Series attempts to limit risk by avoiding markets where the Series believes the accounting principals or regulatory structure are underdeveloped. The Large Cap Value Series limits its investments in foreign securities by only investing in American Depositary Receipts. Both Series seek to limit foreign risk by only investing a small portion of Series assets in foreign securities and usually purchase foreign securities or American Depositary Receipts that are denominated in U.S. dollars. In addition, the American Depositary Receipts are usually traded on a U.S. Exchange.

Liquidity Risk. Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a Series valued them. Both Series seek to limit their exposure to liquidity risk by limiting each Series' investments in illiquid securities to 10% of its net assets.

                               VOTING INFORMATION

How many votes are necessary to approve the Plan?

Provided that there is 33 1/3% of the shares present in person or represented by proxy and entitled to vote at the Meeting (i.e., a quorum is present), the approval of the Plan requires the affirmative vote of the lesser of: (i) a majority of the outstanding shares of the Devon Series, or (ii) 67% or more of the shares represented at a meeting of Shareholders at which the holders of more than 50% of the outstanding shares are represented. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of the Devon Series held on the Record Date. If sufficient votes to approve the proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies. The holders of a majority of shares of the Devon Series entitled to vote at the Meeting and present in person or by proxy (whether or not sufficient to constitute quorum) may adjourn the Meeting. The Meeting may also be adjourned by the chairperson of the Meeting.

Abstentions and broker non-votes (proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be included for purposes of determining whether a quorum is present at the Meeting, but will not be treated as votes cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved.

How do I ensure my vote is accurately recorded?

You may attend the Meeting and vote in person. You may also vote by completing and signing the attached proxy card or voting instruction form and mailing it in the enclosed postage paid envelope. A proxy card is, in essence, a ballot. If you simply sign and date the card or form but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Variable contract owners should complete the enclosed voting instruction form and mail it in the enclosed postage paid envelope. If a duly executed and dated voting instruction form is received that does not specify a choice, Allmerica Financial or Lincoln Annuity will consider its timely receipt as an instruction to vote "FOR" the proposal. If you do not return a voting instruction form, your Participating Insurance Company will vote your shares in proportion to those for which timely instructions are received.

Can I revoke my proxy?

Shareholders may revoke their proxy at any time before it is voted by sending a written notice to the Trust expressly revoking your proxy, by signing and forwarding to the Trust a later-dated proxy, or by attending the Meeting and voting in person. Variable contract owners may revoke previously submitted voting instructions by expressly revoking their instructions, by signing and forwarding to Allmerica Financial or Lincoln Annuity, as applicable, later-dated instructions, or otherwise giving notice of revocation at the Meeting.

What other matters will be voted upon at the Meeting?

The Board of Trustees of the Trust does not intend to bring any matters before the Meeting other than that described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Who is entitled to vote?

Only shareholders of record of the Devon Series at the close of business on February 21, 2003 (the "Record Date") will be entitled to vote at the meeting. Variable contract owners of record at the close of business on the Record Date have the right to instruct their Participating Insurance Company as to the manner in which the Devon Series shares attributable to their variable contract should be voted. As of the Record Date, there were 2,344,220.534 outstanding shares of the Devon Series, of which 2,343,836.511 are represented by Standard Class shares and 384.023 are represented by Service Class Shares.

What other solicitations will be made?

The Devon Series will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record. The Devon Series may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Trust, without extra pay, may conduct additional solicitations by telephone, telegraph and personal interviews. It is not currently anticipated that the Trust will engage a proxy solicitation firm to solicit proxies. If such a firm is engaged, however, it is expected to cost approximately $10,000. The cost of any such additional solicitation, and of any adjourned session, will be shared by the following parties in the percentages indicated: 25% by the Large Cap Value Series and 75% by the Manager.

Are there dissenters' rights?

Shareholders of the Devon Series will not be entitled to any "dissenters' rights" since the proposed Transaction involves two series of an open-end investment company registered under the 1940 Act (commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at NAV until the Closing Date. After the Closing Date, you may redeem your newly acquired Large Cap Value Series shares or exchange them into shares of certain other funds in the Delaware Investments Family of Funds, subject to the terms of the prospectus of the fund whose shares are being acquired.

                  INFORMATION ABOUT THE LARGE CAP VALUE SERIES

Information about the Large Cap Value Series is included in its Prospectus, which is attached to and considered a part of this Joint Proxy Statement/ Prospectus. Additional information about the Large Cap Value Series is included in the Large Cap Value Series' Statement of Additional Information dated May 1, 2002 and the Statement of Additional Information dated February 20, 2003 (relating to this Joint Proxy Statement/Prospectus), each of which is incorporated by reference herein. You may request free copies of the Statements of Additional Information, which have been filed with the SEC, by calling 1-800-523-1918 or by writing to the Trust at Attention: Account Services, 2005 Market Street, Philadelphia, PA 19103-7094.

This Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by the Large Cap Value Series with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in that complete Registration Statement. Reference is hereby made to that complete Registration Statement, including its exhibits, for further information with respect to the Large Cap Value Series and the shares it offers. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

                       INFORMATION ABOUT THE DEVON SERIES

Information about the Devon Series is included in its current Prospectus, Annual Report to Shareholders, Statement of Additional Information dated May 1, 2002, and the Statement of Additional Information dated February 20, 2003 (relating to this Proxy Statement/Prospectus), each of which is incorporated by reference herein. You may request free copies of these documents, which have been filed with the SEC, by calling 1-800-523-1918 or by writing to the Trust at Attention:
Account Services, 2005 Market Street, Philadelphia, PA 19103-7094.

                          INFORMATION ABOUT EACH SERIES

Both Series file proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act. These materials can be inspected and copied at: the public reference facilities maintained by the SEC at Room 1200, 450 Fifth Street N.W., Washington, DC 20549. Also, copies of such material can be obtained from the Public Reference Branch, SEC, 450 Fifth Street, N.W., Washington, DC 20549, at prescribed rates or from the SEC's Internet site at http://www.sec.gov. To request information regarding either Series, you may also send an e-mail to the SEC at publicinfo@sec.gov.

                           PRINCIPAL HOLDERS OF SHARES

On the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of the Devon Series.

To the best knowledge of the Devon Series, as of the Record Date, no person, except as set forth in the table below owned of record 5% or more of the outstanding shares of any class of the Devon Series. The Devon Series has no knowledge of beneficial ownership.


Class               Name and Address of Account                       Share Amount               Percentage
Standard            Lincoln Life Variable Annuity Account N            277,363.650                11.83%
                    1300 South Clinton Street
                    Fort Wayne, IN 46801

Standard            SMA Life Assurance Co.                           1,899,948.849                81.06%
                    Separate Account VA-K
                    440 Lincoln Street
                    Worcester, MA 01653

Service             Delaware Management Business Trust - DIA               384.023               100.00%
                    2005 Market Street
                    Philadelphia, PA 19103


On the Record Date, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Large Cap Value Series.

To the best knowledge of the Large Cap Value Series, as of the Record Date, no person, except as set forth in the table below, owned of record 5% or more of the outstanding voting shares of any class of the Large Cap Value Series. The Large Cap Value Series has no knowledge of beneficial ownership.


Class             Name and Address of Account                                  Share Amount       Percentage
Standard          Lincoln National Life Co.                                     6,812,195.642       38.46%
                  Separate Account - C
                  1300 South Clinton Street
                  Fort Wayne, IN 46801

Standard          SMA Life Assurance Co.                                        8,808,324.142       49.73%
                  Separate Account VA-K
                  440 Lincoln Street
                  Worcester, MA 01653

Service           Lincoln Life National Life                                      326,081.642       71.15%
                  Separate Account N
                  1300 South Clinton Street
                  Fort Wayne, IN 46801

Service           Lincoln National Life Insurance                                 108,279.097       23.63%
                  Choice Plus 2
                  440 Lincoln Street
                  Worcester, MA 01653

                                   EXHIBITS TO
                        JOINT PROXY STATEMENT/PROSPECTUS

Exhibit

A Form of Plan of Reorganization by Delaware VIP Trust (on behalf of Delaware VIP Devon Series and Delaware VIP Large Cap Value Series)

B Prospectus of Delaware VIP Large Cap Value Series - Standard Class or Service Class, as applicable, dated May 1, 2002

C Annual Report to Shareholders of Delaware VIP Large Cap Value Series, for the fiscal year ended December 31, 2002

                                    EXHIBIT A

                         FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan"), is adopted by Delaware VIP Trust, a statutory trust created under the laws of the State of Delaware, with its principal place of business at 2005 Market Street, Philadelphia, Pennsylvania 19103 (the "Trust"), as of this ____ day of March, 2003, on behalf of two of the Trust's series, Delaware VIP Devon Series (the "Devon Series") and Delaware VIP Large Cap Value Series (the "Large Cap Value Series") (collectively, the "Funds").

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Large Cap Value Series of substantially all of the property, assets and goodwill, subject to the liabilities, of the Devon Series, in exchange solely for shares of beneficial interest, without par value, of the Large Cap Value Series-Standard Class (the "Large Cap Value Series Standard Class Shares") and shares of beneficial interest, without par value, of the Large Cap Value Series-Service Class (the "Large Cap Value Series Service Class Shares") (the Large Cap Value Series Standard Class Shares and the Large Cap Value Series Standard Class Shares are collectively referred to as the "Large Cap Value Series Shares"); (ii) the distribution of (a) the Large Cap Value Series Standard Class Shares to the holders of the Devon Series-Standard Class shares (the "Devon Series Standard Class Shares"), and (b) the Large Cap Value Series Service Class Shares to the holders of the Devon Series-Service Class shares (the "Devon Series Service Class Shares") (the Devon Series Standard Class Shares and the Devon Series Service Class Shares are collectively referred to as the "Devon Series Shares"), according to their respective interests in complete liquidation of the Devon Series; and (iii) the subsequent dissolution of the Devon Series, as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

1. Sale and Transfer of Assets, Liquidation and Dissolution of the Devon Series.

(a) Subject to the terms and conditions of this Plan, the Trust, on behalf of the Devon Series, will sell, convey, transfer and deliver to the Large Cap Value Series at the Closing all of the Devon Series' then existing assets, subject to its liabilities, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) subject to Section 9 of this Plan, pay its proportionate costs and expenses of carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the Devon Series' books as liability reserves; (ii) discharge its unpaid liabilities on its books as of the close of business on the Valuation Date (as defined in Section 3, hereinafter called the "Valuation Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the close of business on the Valuation Date; and (iii) pay such contingent liabilities as the Board of Trustees, or its designee, shall reasonably deem to exist against the Devon Series, if any, at the Valuation Date, for which contingent and other appropriate liability reserves shall be established on the Devon Series' books (hereinafter called the "Net Assets"). The Devon Series shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Valuation Date.

(b) Subject to the terms and conditions of this Plan, the Trust, on behalf of the Large Cap Value Series, shall, at the Closing, deliver to the Devon Series
(i) the number of the Large Cap Value Series Standard Class Shares, determined by dividing the net asset value per share of the Devon Series Standard Class Shares by the net asset value per share of the Large Cap Value Series Standard Class Shares, and multiplying the result thereof by the number of outstanding Devon Series Standard Class Shares, as of 4:00 p.m. Eastern time on the Valuation Date; and (ii) the number of the Large Cap Value Series Service Class Shares, determined by dividing the net asset value per share of the Devon Series Service Class Shares by the net asset value per share of the Large Cap Value Series Service Class Shares, and multiplying the result thereof by the number of outstanding Devon Series Service Class Shares, as of 4:00 p.m., Eastern time, on the Valuation Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(c) As part of this Plan, the Trust, as soon as practicable following the Closing, shall dissolve the Devon Series and distribute pro rata to the shareholders of record of the Devon Series Shares, as of the close of business on the Valuation Date, the Large Cap Value Series Shares received by the Devon Series pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of the Large Cap Value Series of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Valuation Date. Fractional Large Cap Value Series Shares shall be carried to the third decimal place.

2.  Valuation.

(a) The value of the Devon Series Shares' Net Assets to be acquired by the Large Cap Value Series hereunder shall be computed as of 4:00 p.m., Eastern time, on the Valuation Date, using the valuation procedures set forth in the Devon Series' currently effective prospectus and statement of additional information.

(b) The net asset value of a share of beneficial interest of each of the Devon Series-Standard Class and Devon Series-Service Class shall be determined to the nearest full cent as of 4:00 p.m., Eastern time, on the Valuation Date, using the valuation procedures set forth in the Devon Series' currently effective prospectus and statement of additional information.

(c) The net asset value of a share of beneficial interest of the Large Cap Value Series-Standard Class and Large Cap Value Series-Service Class shall be determined to the nearest full cent as of 4:00 p.m., Eastern time, on the Valuation Date, using the valuation procedures set forth in the Large Cap Value Series' currently effective prospectus and statement of additional information.

3.  Closing and Valuation Date.

The Valuation Date shall be ________ __, 2003, or such later date as determined by the Trust's officers. The Closing shall take place at the principal offices of the Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103, at approximately [10:00 a.m.], Eastern time, on the first business day following the Valuation Date. The Trust, on behalf of the Devon Series, shall have provided for delivery as of the Closing those Net Assets of the Devon Series to be transferred to the account of the Large Cap Value Series at the Trust's custodian, JP Morgan Chase, 4 Chase Metrotech Center, Brooklyn, New York 11245. Also, the Trust, on behalf of the Devon Series, shall have prepared and have available at the Closing a list of names and addresses of the holders of record of the Devon Series Standard Class Shares and the Devon Series Service Class Shares, all as of 4:00 p.m., Eastern time, on the Valuation Date, certified by the Trust's transfer agent to the best of its knowledge and belief. The Trust, on behalf of the Large Cap Value Series, shall have prepared satisfactory evidence that the shares of beneficial interest of the Large Cap Value Series to be delivered to the account of the Devon Series at said transfer agent have been registered in an account on the books of the Large Cap Value Series in such manner as the officers of the Trust, on behalf of the Devon Series, shall deem appropriate.

4.  Findings of Fact by the Trust on behalf of the Large Cap Value Series.

(a) The Large Cap Value Series is a series of the Trust, a statutory trust created under the laws of the State of Delaware on December 17, 1998 and is validly existing under the laws of that State. The Trust is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company, such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing, and all of the Large Cap Value Series Shares of the Trust sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising the initial capital.

(b) The Trust is authorized to issue an unlimited number of shares of beneficial interest of the Large Cap Value Series, without par value, each outstanding share (except for those shares sold pursuant to the private offering exemption for the purpose of raising the initial capital) of which is duly and validly issued, fully paid, non-assessable, freely transferable and has full voting rights. The Trust is authorized to offer two classes of shares of the Large Cap Value Series: Large Cap Value Series - Standard Class, and Large Cap Value Series - Service Class. An unlimited number of shares of beneficial interest, without par value, has been allocated and designated to each of the two classes.

(c) The Trust has the necessary power and authority to conduct the Large Cap Value Series' business as such business is now being conducted.

(d) The Trust, on behalf of the Large Cap Value Series, is not a party to or obligated under any provision of its Declaration of Trust (the "Declaration of Trust") or By-laws (the "By-laws"), or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

(e) The Trust has elected to treat the Large Cap Value Series as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and the Large Cap Value Series has qualified as a RIC for each taxable year since its inception; consummation of the transactions contemplated by this Plan will not cause it to fail to be so qualified, and the Large Cap Value Series will qualify as a RIC as of the date of the Closing.

5.  Findings of Fact by the Trust on behalf of the Devon Series.

(a) The Devon Series is a series of the Trust, a statutory trust created under the laws of the State of Delaware on December 17, 1998, and is validly existing under the laws of that state. The Trust is duly registered under the 1940 Act as an open-end, management investment company, such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing, and all of the Devon Series Shares of the Trust sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the initial capital.

(b) The Trust is authorized to issue an unlimited number of shares of beneficial interest of the Devon Series, without par value, each outstanding share (except for those shares sold pursuant to the private offering exemption for the purpose of raising the initial capital) of which is duly and validly issued, fully paid, non-assessable, freely transferable, and has full voting rights. The Trust is authorized to offer two classes of shares of the Devon Series: Devon Series-Standard Class and Devon Series-Service Class. An unlimited number of shares of beneficial interest, without par value, has been allocated and designated to each of the four classes.

(c) The Trust has the necessary power and authority to conduct the Devon Series' business as such business is now being conducted.

(d) The Trust, on behalf of the Devon Series, is not a party to or obligated under any provision of the Trust's Agreement and Declaration of Trust or By-Laws, or any material contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by the Trust's execution of or performance under this Plan.

(e) The Trust has elected to treat the Devon Series as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, and the Devon Series has qualified as a RIC for each taxable year since its inception, and the Devon Series will qualify as a RIC as of the date of the Closing.

6.  Findings of Fact by the Trust on behalf of the Funds.

(a) The Trust will create a statement of assets and liabilities for each of the Funds that will be prepared as of 4:00 p.m., Eastern time, on the Valuation Date, for the purpose of determining the number of Large Cap Value Series Shares to be issued pursuant to Section 1 of this Plan, and that will accurately reflect its Net Assets, in the case of the Devon Series, and its net assets, in the case of the Large Cap Value Series, and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b) At the Closing, the Funds will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subparagraph 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c) Except as disclosed in the Trust's currently effective prospectus relating to the Funds, there is no material suit, judicial action, or legal, administrative or other proceedings or investigations pending or threatened against either of the Funds.

(d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by either of the Funds.

(e) The Plan and the performance of the transactions contemplated by this Plan have been duly and validly authorized by all necessary action of the Trust's Board of Trustees.

(f) The Trust anticipates that consummation of the transactions contemplated by this Plan will not cause either of the Funds to fail to conform to the requirements of Subchapter M of the Code for federal income taxation as a RIC at the end of each Fund's fiscal year.

(g) The Trust has the necessary power and authority to conduct the business of the Funds as such business is now being conducted.

7.  Intentions of the Trust on behalf of the Funds.

(a) The Trust intends to operate each Fund's respective business, as presently conducted between the date hereof and the Closing.

(b) The Trust intends that the Large Cap Value Series will not acquire the Devon Series Shares for the purpose of making distributions thereof to anyone other than the Devon Series' shareholders.

(c) The Trust, on behalf of the Devon Series, intends, if the transactions contemplated by this Plan are consummated, to liquidate and dissolve the Devon Series in accordance with this Plan.

(d) The Trust intends that, by the Closing, all of the Funds' Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(e) At the Closing, the Trust, on behalf of the Devon Series, intends to have available a copy of the shareholder ledger accounts, certified by the Trust's sub-transfer agent to the best of its knowledge and belief, for all the shareholders of record of the Devon Series Shares as of 4:00 p.m., Eastern time, on the Valuation Date who are to become shareholders of the Large Cap Value Series as a result of the transfer of assets that is the subject of the transactions contemplated by this Plan.

(f) The Trust intends to mail to each shareholder of record of the Devon Series and the Large Cap Value Series entitled to vote at the meeting of their shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus/Proxy Statement that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g) The Trust intends to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the 1933 Act relating to the Large Cap Value Series Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time it becomes effective, the Registration Statement will (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Devon Series and the Large Cap Value Series, and at the Valuation Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8.  Conditions Precedent to be Fulfilled by the Trust on behalf of the Funds.

The consummation of this Plan hereunder shall be subject to the following respective conditions:

(a) That: (i) all findings of fact contained herein shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) the performance of all obligations required by this Plan to be performed by the Trust on behalf of the Funds shall occur at or prior to the Closing; and (iii) the Trust shall execute a certificate signed by the Secretary or equivalent officer to the foregoing effect.

(b) That this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of the Trust on behalf of each Fund.

(c) That the SEC shall not have issued an unfavorable management report under
Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. Further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of the Devon Series or the Large Cap Value Series or would prohibit the transactions contemplated hereby.

(d) That this Plan shall have been adopted and approved by the appropriate action of the shareholders of the Devon Series at a special meeting of shareholders to be held no later than April 4, 2003, or such other date as the Trust's officers may determine.

(e) That a distribution or distributions shall have been declared for the Devon Series, prior to the Valuation Date that, together with all previous distributions, shall have the effect of distributing to the shareholders of the Devon Series (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to 4:00 p.m., Eastern time, on the Valuation Date; and (ii) any undistributed ordinary income and capital gain net income from any period to the extent not otherwise declared for distribution. Capital gain net income has the meaning given such term by Section 1222(c) of the Code.

(f) That there shall be delivered to the Trust an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to the Trust, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Plan and based upon certificates of the officers of the Trust with regard to matters of fact:

         (1) The acquisition by the Large Cap Value Series of substantially all the assets of the Devon Series as provided for herein, in exchange for the Large Cap Value Series Shares and the assumption by the Large Cap Value Series of all of the liabilities of the Devon Series, followed by the distribution by the Devon Series to its shareholders of Large Cap Value Series Shares in complete liquidation of the Devon Series, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Devon Series and the Large Cap Value Series will each be a "party to the reorganization" within the meaning of
Section 368(b) of the Code;

         (2) No gain or loss will be recognized by the Devon Series upon the transfer of substantially all of its assets to the Large Cap Value Series in exchange solely for voting shares of the Large Cap Value Series, pursuant to Sections 361(a) and 357(a) of the Code;

         (3) No gain or loss will be recognized by the Devon Series upon the distribution of Large Cap Value Series Shares to its shareholders pursuant to the liquidation of the Devon Series (in pursuance of the Plan) pursuant to
Section 361(c)(1) of the Code;

         (4) No gain or loss will be recognized by the Large Cap Value Series upon the receipt of substantially all of the assets of the Devon Series in exchange solely for voting shares of the Large Cap Value Series, pursuant to
Section 1032(a) of the Code;

         (5) The basis of the assets of the Devon Series received by the Large Cap Value Series will be the same as the basis of such assets to the Devon Series immediately prior to the exchange, pursuant to Section 362(b) of the Code;

         (6) The holding period of the assets of the Devon Series received by the Large Cap Value Series will include the period during which such assets were held by the Devon Series, pursuant to Section 1223(2) of the Code;

         (7) No gain or loss will be recognized to the shareholders of the Devon Series Shares upon the exchange of their shares in the Devon Series solely for voting shares of the Large Cap Value Series (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code;

         (8) The basis of the Large Cap Value Series Shares received by the holders of the Devon Series Shares shall be the same as the basis of the Devon Series Shares exchanged therefor, pursuant to Section 358(a)(1) of the Code;

         (9) The holding period of the Large Cap Value Series Shares received by holders of the Devon Series Shares (including fractional shares to which they may be entitled) will include the holding period of the Devon Series Shares surrendered in exchange therefor, provided that the Devon Series Shares were held as a capital asset on the date of the exchange, pursuant to Section 1223(1) of the Code; and

         (10) The Large Cap Value Series will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury ("Treasury Regulations")), the items of the Devon Series described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

(g) The following findings shall be made:

         (1) Each Fund is a series of the Trust, a statutory trust organized under the laws of the State of Delaware on December 17, 1998, and the Trust is a validly existing business trust;

         (2) The Trust is authorized to issue an unlimited number of shares of beneficial interest of each Fund, without par value. Each Fund is further divided into at least two classes of shares, and an unlimited number of shares of beneficial interest, without par value, has been allocated and designated to each of the two classes. Assuming that the initial shares of beneficial interest of a Fund were issued in accordance with the 1940 Act and the Trust's Agreement and Declaration of Trust and By-Laws of the Trust, and that all other outstanding shares of the Fund were sold, issued and paid for in accordance with the terms of the Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, and has full voting rights;

         (3) Each Fund is a diversified series of the Trust, an open-end investment company of the management type registered as such under the 1940 Act;

         (4) The Large Cap Value Series Shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable; and

         (5) The Registration Statement of the Trust on Form N-1A, of which the prospectus dated May 1, 2002, of the Funds are a part (the "Prospectus"), is, upon the effective date of this Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such Registration Statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the SEC under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or upon the effective date of this Plan, or at the Closing, such Prospectus, as supplemented to date in accordance with Rule 497(e) of the 1933 Act (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

(h) That the Trust's Registration Statement with respect to the Large Cap Value Series Shares to be delivered to the shareholders of the Devon Series in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Valuation Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(i) That the Large Cap Value Series Shares to be delivered hereunder shall be eligible for sale by the Trust with each state commission or agency with which such eligibility is required in order to permit the Large Cap Value Series Shares lawfully to be delivered to each holder of the Devon Series Shares.

(j) That, at the Closing, there shall be transferred to the Large Cap Value Series, aggregate Net Assets of the Devon Series comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of the Devon Series on the Valuation Date.

(k) That all required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary "no-action" positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Devon Series or the Large Cap Value Series.

(l) That there be delivered to the Large Cap Value Series on behalf of the Devon Series information concerning the tax basis of the Devon Series in all securities transferred to the Large Cap Value Series, together with shareholder information, including the names, addresses, and taxpayer identification numbers of the shareholders of the Devon Series as of the date of the Closing, the number of shares held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Devon Series with respect to each shareholder.

9. Expenses. The expenses of entering into and carrying out the provisions of this Plan shall be borne one-quarter by the Large Cap Value Series and three-quarters by Delaware Management Company.

10. Termination; Postponement; Waiver; Order.

(a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and the transactions contemplated by the Plan abandoned at any time (whether before or after approval thereof by the shareholders of the Devon Series and the Large Cap Value Series) prior to the Closing, or the Closing may be postponed by the Trust by resolution of the Board of Trustees, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and the Trust, the Devon Series, the Large Cap Value Series, the Trust's trustees, officers, or agents or the shareholders of the Devon Series or the Large Cap Value Series shall not have any liability in respect of this Plan.

(c) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the Board of Trustees, on behalf of either the Devon Series or the Large Cap Value Series, if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to the shareholders of either the Devon Series or the Large Cap Value Series, on behalf of whom such action is taken.

(d) If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust to be acceptable, such terms and conditions shall be binding as if a part of this Plan, without further vote or approval of the shareholders of the Devon Series or the Large Cap Value Series, unless such further vote is required by applicable law or such terms and conditions shall result in a change in the method of computing the number of the Large Cap Value Series Shares to be issued to the Devon Series, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Devon Series and the Large Cap Value Series prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Trust shall promptly call a special meeting of the shareholders of the Devon Series and/or the Large Cap Value Series at which such conditions so imposed shall be submitted for approval.



EFFECTIVE DATE AND DATE OF TRUSTEE ADOPTION, MARCH ___, 2003

                               EXHIBIT B

              PROSPECTUS OF DELAWARE VIP LARGE CAP VALUE SERIES --
                        STANDARD CLASS, DATED MAY 1, 2002

                                      Delaware
                                      Investments(SM)
                                      --------------------------------------
                                      A member of Lincoln Financial Group(R)


                                      Delaware VIP Trust

                                      Delaware VIP
                                      Large Cap Value Series

                                      Standard Class

                                      2005 Market Street,
                                      Philadelphia, PA 19103-7094

                                      Prospectus May 1, 2002


This Prospectus offers the Delaware VIP Large Cap Value Series (formerly Growth and Income Series). The Series is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described in this Prospectus.

--------------------------------------------------------------------------------
As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------


Table of contents
------------------------------------------------            -----------------------------------------------------
Overview                                  page 1            Important information about
Delaware VIP Large Cap Value Series            1              the Series                                   page 8
------------------------------------------------            Share classes                                       8
How we manage the Series                  page 3            Purchase and redemption of shares                   8
Our investment strategies                      3            Valuation of shares                                 8
The securities we typically invest in          3            Dividends, distributions and taxes                  8
The risks of investing in the Series           5            -----------------------------------------------------
Investment manager                             6            Financial highlights                           page 9
Portfolio manager                              6
Who's who?                                     7

Overview: Delaware VIP Large Cap Value Series

What are the Series' goals?
     Delaware VIP Large Cap Value Series seeks capital appreciation with current income as a secondary objective. Although the Series will strive to achieve its goals, there is no assurance that it will.

What are the Series' main investment strategies? Under normal circumstances, at least 80% of the Series' net assets will be in investments of large-capitalization companies (the "80% policy"). The Series currently defines large-capitalization companies as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, we consider buying a stock when we believe it is undervalued and has the potential to increase in price as the market realizes its true value. We consider the financial strength of the company, its management and any developments affecting the security, the company or its industry.

What are the main risks of investing in the Series? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

The Series' 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series                                       Who should not invest in the Series

o Investors with long-term financial goals.                           o Investors with short-term financial goals.

o Investors seeking long-term capital appreciation.                   o Investors seeking an investment primarily in fixed-income securities.
o Investors seeking an investment primarily in
  common stocks.                                                      o Investors who are unwilling to accept that the value of
                                                                        their investment may fluctuate, sometimes significantly,
o Investors seeking a small to moderate income component of             over the short term.
  total return, recognizing that income is a secondary
  objective of the Series.


                                                        Large Cap Value Series-1

How has the Series performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in the Delaware VIP Large Cap Value Series Standard Class. We show returns for the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

During the periods illustrated in this bar chart, the Class' highest quarterly return was 15.29% for the quarter ended June 30, 1997 and its lowest quarterly return was -10.80% for the quarter ended September 30, 2001.

Year-by-year total return (Delaware VIP Large Cap Value Series Standard Class)

8.83%    15.45%    -0.20%    36.12%    20.72%    31.00%    11.35%    -2.98%    11.33%    -3.89%
-----------------------------------------------------------------------------------------------
1992      1993      1994      1995      1996      1997      1998      1999      2000      2001


                              Average annual returns for periods ending 12/31/01

                               Delaware VIP                   S&P 500
                          Large Cap Value Series          Composite Stock
                              Standard Class                Price Index

1 year                             -3.89%                     -11.88%
5 years                             8.65%                      10.70%
10 years                           12.05%                      12.93%

The Series' returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

                                                        Large Cap Value Series-2

How we manage the Series

Our investment strategies

Delaware VIP Large Cap Value Series invests primarily in investments of large-capitalization companies that we believe have long-term total return potential. The Series pursues what is generally considered to be a value-oriented investment approach. We may consider valuation characteristics such as dividend yield, share repurchase activity, price-to-earnings ratio and cash flow, among others, in seeking stocks we believe are undervalued.

The Series' investment objectives are non-fundamental. This means that the Board of Trustees may change the objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders before the change in the objectives became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation. Certain stocks held in the portfolio will be dividend-paying stocks and others will not pay dividends.

------------------------------------------------------------------------------------------------------------------------------------
                     Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Delaware VIP Large Cap Value Series
                                                                      --------------------------------------------------------------
Common stocks: Securities that represent shares of ownership          Generally, we invest 90% to 100% of the Series' net assets
in a corporation. Stockholders participate in the                     in common stocks.
corporation's profits and losses, proportionate to the
number of shares they own.

American Depositary Receipts (ADRs): Certificates issued by           We may invest without limitation in ADRs. We use them when
a U.S. bank which represent the bank's holdings of a stated           we believe they offer better total return opportunities than
number of shares of a foreign corporation. An ADR entitles            U.S. securities.
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Repurchase agreements: An agreement between a buyer, such as          Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller            investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at          into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal          collateral of 102% of the repurchase price. The Series will
to an agreed upon interest rate. Repurchase agreements are            only enter into repurchase agreements in which the
often viewed as equivalent to cash.                                   collateral is U.S. government securities.

Restricted and illiquid securities: Restricted securities             We may invest up to 10% of net assets in illiquid
are privately placed securities whose resale is restricted            securities. For this Series, the 10% limit includes
under securities law.                                                 restricted securities such as privately placed securities
                                                                      that are eligible for resale only among certain
Illiquid securities are securities that do not have a ready           institutional buyers without registration, which are
market, and cannot be easily sold within seven days at                commonly known as Rule 144A Securities, and repurchase
approximately the price that a series has valued them.                agreements with maturities of over seven days.

------------------------------------------------------------------------------------------------------------------------------------

                                                        Large Cap Value Series-3

The Series is permitted to invest in all available types of equity securities including preferred stock, rights and warrants and convertible securities. It may also invest in fixed-income securities and enter into options transactions for defensive purposes. It may invest in Global and European Depositary Receipts and directly in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions of these securities as well as those listed in the table above.

Lending securities The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions will generate additional income for the Series.

Purchasing securities on a when-issued or delayed delivery basis Consistent with its investment objective, the Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. These transactions involve commitments to buy a new issue with settlement up to 60 days later. During the time between the commitment and settlement, the Series does not accrue interest, but the market value of the bonds may fluctuate. This can result in the Series' share value increasing or decreasing. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Temporary defensive positions For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or cash equivalents. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

Portfolio turnover The Series intends to engage in active and frequent trading of its portfolio securities to achieve its investment objective. We anticipate that the Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series bought and sold all of the securities in its portfolio once in the course of a year. High turnover can result in increased transaction costs for investors and may affect the Series' performance.

                                                        Large Cap Value Series-4

The risks of investing in the Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the series, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Delaware VIP Large Cap Value Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                        Risks                                                       How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Delaware VIP Large Cap Value Series
                                                                      --------------------------------------------------------------
Market risk is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as              regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall stock market movements and generally do not
confidence.                                                           trade for short-term purposes.

Industry and security risk is the risk that the value of              We limit the amount of the Series' assets invested in any
securities in a particular industry or the value of an                one industry and in any individual security. We also follow
individual stock or bond will decline because of changing             a rigorous selection process designed to identify
expectations for the performance of that industry or for the          undervalued securities before choosing securities for the
individual company issuing the stock or bond.                         portfolio.

Foreign risk is the risk that foreign securities may be               We typically invest only a small portion of the Series'
adversely affected by political instability (including                portfolio in foreign corporations through American
governmental seizures or nationalization of assets), changes          Depositary Receipts. We do not presently intend to invest
in currency exchange rates, foreign economic conditions or            directly in foreign securities. When we do purchase ADRs,
inadequate regulatory and accounting standards. Foreign               they are generally denominated in U.S. dollars and traded on
markets may also be less efficient, less liquid, have                 a U.S. exchange.
greater price volatility, less regulation and higher
transaction costs than U.S. markets.

Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Series may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Series.

Liquidity risk is the possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a series values them.

------------------------------------------------------------------------------------------------------------------------------------

                                                        Large Cap Value Series-5

Investment manager

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.60% of average daily net assets for the last fiscal year.

Portfolio manager

John B. Fields has primary responsibility for making day-to-day investment decisions for Delaware VIP Large Cap Value Series.

John B. Fields, Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 1992 and has 29 years' experience in investment management. He earned a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments, he was Director of Domestic Equity Risk Management at DuPont. Prior to that time, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware. In making investment decisions for the Series, Mr. Fields works with a team of Delaware portfolio managers utilizing the same investment strategy. He has been managing the Series since 1992.




                                                        Large Cap Value Series-6

Who's who?

The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of Trustees
A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the series. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Series relies on certain exemptive rules created by the Securities and Exchange Commission that require the Board of Trustees overseeing the Series to be comprised of a majority of such independent trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager
Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103-7094

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 2001, Delaware Management Company and its affiliates were supervising in the aggregate more than $84 billion in assets in the various insurance (approximately $36,601,000), institutional or separately managed ($25,945,000) and investment company ($22,160,000) accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Portfolio manager
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis. See "Portfolio manager" for information about the portfolio manager of the Series.

Distributor
Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Financial intermediary wholesaler
Lincoln Financial Distributors, Inc. ("LFD"), 2001 Market Street,
Philadelphia, PA 19103-7055

Pursuant to a contractual arrangement with Delaware Distributors, L.P., LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries.

Custodian
JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian, who segregates fund securities from other bank assets.

                                                        Large Cap Value Series-7

Important information about the Series

Share classes

The Series offers two classes of shares, Service Class and Standard Class. The two classes of shares are identical, except that Service Class shares are subject to distribution, or "Rule 12b-1" fees, which are described in the prospectuses offering Service Class shares.

Purchase and redemption of shares

Shares are sold only to separate accounts of life companies at net asset value (see "Valuation of shares"). Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the Series with respect to the acquisition or redemption of Series shares.

Valuation of shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price, which is based on the Series' net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Series' net asset value per share at the close of regular trading on the New York Stock Exchange each business day that the New York Stock Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value (NAV) per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days, we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

From time to time, the Series may also hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series does not price its shares. As a result, the NAV of the Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes

Dividends, if any, are paid annually. Capital gain distributions, if any, normally will be made following the close of the fiscal year.

We automatically reinvest all dividends and any capital gains (unless you tell us otherwise).

The Series will not be subject to federal income tax to the extent its earnings are distributed. The Series intends to distribute substantially all of its net investment income and net capital gains.

The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Series. Please refer to the prospectus for the variable contracts for more information.

                                                        Large Cap Value Series-8

Financial highlights

The financial highlights table is intended to help you understand the financial performance of the Standard Class of the Series. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Series' Standard Class (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800 523-1918.

                                                                                                   Standard Class
--------------------------------------------------------------------------------------------------------------------
Delaware VIP                                                                 Year Ended 12/31
Large Cap Value Series                                      2001        2000        1999        1998         1997
--------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period                  $16.910     $17.020     $19.420     $18.800      $15.980

   Income (loss) from investment operations:

   Net investment income(1)                                0.217       0.268       0.323       0.361        0.324

   Net realized and unrealized gain (loss)
     on investments                                       (0.886)      1.329      (0.882)      1.636        4.216
                                                         -------     -------     -------     -------      -------

   Total from investment operations                       (0.669)      1.597      (0.559)      1.997        4.540
                                                         -------     -------     -------     -------      -------
   Less dividends and distributions from:

   Net investment income                                  (0.031)     (0.275)     (0.361)     (0.327)      (0.370)

   Net realized gain on investments                           --      (1.432)     (1.480)     (1.050)      (1.350)
                                                         -------     -------     -------     -------      -------

   Total dividends and distributions                      (0.031)     (1.707)     (1.841)     (1.377)      (1.720)
                                                         -------     -------     -------     -------      -------

   Net asset value, end of period                        $16.210     $16.910     $17.020     $19.420      $18.800
                                                         =======     =======     =======     =======      =======

   Total return(2)                                        (3.89%)     11.33%      (2.98%)     11.35%       31.00%

   Ratios and supplemental data:

   Net assets, end of period (000 omitted)              $355,015    $440,442    $501,928    $579,907     $401,402

   Ratio of expenses to average net assets                 0.68%       0.68%       0.71%       0.71%        0.71%

   Ratio of expenses to average net assets prior
     to expense limitation and expenses
     paid indirectly                                       0.73%       0.68%       0.71%       0.71%        0.71%

   Ratio of net investment income to average
     net assets                                            1.34%       1.75%       1.75%       2.00%        2.02%

   Ration of net investment income to average
     net assets prior to expense limitation
     and expenses paid directly                            1.29%       1.75%       1.75%       2.00%        2.02%

   Portfolio turnover                                       102%         80%         92%         81%          54%

--------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information for the years ended December 31, 2001 and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

                                                        Large Cap Value Series-9

Delaware VIP Large Cap Value Series

Additional information about the Series' investments is available in the Series' annual and semi-annual reports to shareholders. In the Series' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of the SAI by writing to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.



Investment Company Act File No. 811-5162

Delaware Series Symbol
                                         CUSIP
                                         -----
Delaware VIP Large Cap
   Value Series (Standard Class)        246493746


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                    EXHIBIT C
              ANNUAL REPORT OF DELAWARE VIP LARGE CAP VALUE SERIES
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002

FOR INCOME

Delaware VIP Trust-Delaware VIP Large Cap Value Series (formerly Growth and Income Series)

Portfolio Snapshot
   2002 represented a trying year for most equity investors, as the downside pressure on stocks seemed to include most market sectors. The selling forces evolved from a consensus that the economic revival would likely not evolve on par with the performance of prior post-recessionary periods. With slower economic growth came the expectations for a greater resistance to escalating corporate profits. In turn, equities were sold off, and this wave of pessimistic behavior carried through the spring and summer months.
   Only when stock prices were beaten down and the economy had proven its resilience for expansion time and again, did investors feel a reentrance into the market was warranted. A short market rally occurred through much of October and November, although a round of profit taking has since occurred.
   For the 12-month period, Delaware VIP Large Cap Value Series (the "Series") returned -18.68% (Standard Class shares with distributions reinvested). Its benchmark, the Standard & Poor's (S&P) 500 Index, declined -22.09% during the same period. We principally kept individual stock selections focused on industry leading, older-economy type stocks, given their ability to provide competitive returns in a declining market.

Investment Outlook
   Moving forward, we are quite optimistic of the outlook for both the economy and the stock market. We envision the five consecutive quarters of GDP growth to date will carry forward into 2003. This force should continue to allow corporate profits to rise, and thus we hold that escalating stock prices may well be in the markets future. We add that the current environment, as marked by very low interest rates and modest expectations for future inflation, should bode well for the Series as we will reassess our selections for a hopeful market upswing. We look forward to applying our substantial research capabilities in seeking out and acquiring attractively valued stocks for the portfolio.

Performance of a $10,000 Investment:
December 31, 1992 through
December 31, 2002

                           S&P 500           Large Cap Value
                           -------           ---------------
         Dec. '92          $10,000              $10,000
         Dec. '93          $11,007              $11,545
         Dec. '94          $11,153              $11,522
         Dec. '95          $15,345              $15,683
         Dec. '96          $18,867              $18,933
         Dec. '97          $25,162              $24,802
         Dec. '98          $32,352              $27,616
         Dec. '99          $39,163              $26,793
         Dec. '00          $35,597              $29,828
         Dec. '01          $31,367              $28,669
         Dec. '02          $24,438              $23,314

                      Delaware VIP Large Cap Value Series
                          Average Annual Total Returns
                      ------------------------------------
                             Standard Class  Service Class
                                 Shares*        Shares**
    Lifetime                     +8.13%          -3.30%
    10 Years                     +8.83%             --
    Five Years                   -1.23%             --
    One Year                    -18.68%         -18.81%

                     For the periods ended December 31, 2002

 * Commenced operations on July 28, 1988.
** Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in Delaware VIP Large Cap Value Series Standard Class shares and the S&P 500 Index for the 10-year period from December 31, 1992 through December 31, 2002. All distributions were reinvested. Returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. An expense limitation was in effect for Delaware VIP Large Cap Value Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

                                                               Large Cap Value-1

Delaware VIP Trust-Delaware VIP Large Cap Value Series
Statement of Net Assets
December 31, 2002

                                        Number of     Market
                                         Shares        Value
  COMMON STOCK-97.87%
  Aerospace & Defense-1.95%
  Honeywell International ............    96,200    $ 2,308,800
 *Raytheon ...........................    80,800      2,484,600
                                                    -----------
                                                      4,793,400
                                                    -----------
  Automobiles & Automotive Parts-1.10%
  General Motors .....................    73,700      2,716,582
                                                    -----------
                                                      2,716,582
                                                    -----------
  Banking & Finance-20.87%
 *Bank of America ....................    76,311      5,308,956
  Bank of New York ...................   171,700      4,113,932
  Citigroup ..........................   138,700      4,880,853
  Comerica ...........................    60,200      2,603,048
  Fannie Mae .........................    71,100      4,573,863
  FleetBoston Financial ..............   135,500      3,292,650
  Goldman Sachs ......................    59,400      4,045,140
  Household International ............    88,100      2,450,061
  J.P. Morgan Chase ..................   201,170      4,828,080
  Mellon Financial ...................   120,500      3,146,255
  Morgan Stanley Dean Witter .........    68,400      2,730,528
  PNC Financial Services Group .......    78,500      3,289,150
  U.S. Bancorp .......................   207,200      4,396,784
  Wells Fargo ........................    37,100      1,738,877
                                                    -----------
                                                     51,398,177
                                                    -----------
  Cable, Media & Publishing-0.76%
  Gannett ............................    26,000      1,866,800
                                                    -----------
                                                      1,866,800
                                                    -----------
  Chemicals-3.71%
  Air Products & Chemicals ...........    29,200      1,248,300
  Dow Chemical .......................   147,000      4,365,900
 *International Flavors & Fragrances .    64,800      2,274,480
  Rohm & Haas ........................    38,700      1,256,976
                                                    -----------
                                                      9,145,656
                                                    -----------
  Computers & Technology-5.83%
  First Data .........................    73,100      2,588,471
  Hewlett-Packard ....................    11,900        206,584
  International Business Machines ....    47,800      3,704,500
 +Microsoft ..........................    47,300      2,445,410
 +Oracle .............................   325,500      3,515,400
  Pitney Bowes .......................    58,000      1,894,280
                                                    -----------
                                                     14,354,645
                                                    -----------
  Consumer Products-4.55%
  3M .................................    14,900      1,837,170
  Gillete ............................   104,300      3,166,548
  Kimberly-Clark .....................    50,200      2,382,994
  Newell Rubbermaid ..................   125,500      3,806,415
                                                    -----------
                                                     11,193,127
                                                    -----------
  Consumer Services-0.12%
  ServiceMaster ......................    26,200        290,820
                                                    -----------
                                                        290,820
                                                    -----------
  Electronics & Electrical
  Equipment-3.37%
  Emerson Electric ...................    35,100      1,784,835
  General Electric ...................   124,600      3,034,010
  Intel ..............................   206,300      3,212,091
+*National Semiconductor .............    18,300        274,683
                                                    -----------
                                                      8,305,619
                                                    -----------

                                        Number of     Market
                                          Shares       Value
 COMMON STOCK (continued)
 Energy-8.70%
 BP ADR ..............................    74,300    $ 3,020,295
 ChevronTexaco .......................    55,700      3,702,936
 Exxon Mobil .........................   159,106      5,559,164
 Kerr-McGee ..........................    56,100      2,485,230
 Occidental Petroleum ................    90,400      2,571,880
 Royal Dutch Petroleum ...............    92,800      4,085,056
                                                    -----------
                                                     21,424,561
                                                    -----------
 Food, Beverage & Tobacco-7.02%
 Anheuser-Busch ......................    51,800      2,507,123
*General Mills .......................    92,100      4,324,095
 Heinz (H.J.) ........................    89,000      2,925,430
 Kellogg Company .....................    90,300      3,094,581
 PepsiCo .............................    47,800      2,018,116
 Sysco ...............................    80,800      2,407,032
                                                    -----------
                                                     17,276,377
                                                    -----------
 Healthcare & Pharmaceuticals-9.47%
 Abbott Laboratories .................    99,900      3,996,000
 Baxter International ................    64,700      1,811,600
 Bristol-Myers Squibb ................   170,700      3,951,705
*HCA .................................    78,000      3,237,000
 Pharmacia ...........................    93,300      3,899,940
 Schering-Plough .....................   113,600      2,521,920
 Wyeth ...............................   104,100      3,893,340
                                                    -----------
                                                     23,311,505
                                                    -----------
 Industrial Machinery-2.42%
 Caterpillar .........................    45,000      2,057,400
 Deere & Company .....................    37,600      1,723,960
 Eaton ...............................    27,800      2,171,458
                                                    -----------
                                                      5,952,818
                                                    -----------
 Insurance-7.20%
 Allstate ............................    46,400      1,716,336
 Chubb ...............................    78,400      4,092,480
 John Hancock Financial Services .....    90,600      2,527,740
 Marsh & McLennan ....................   106,600      4,926,006
 XL Capital Class A ..................    57,800      4,465,050
                                                    -----------
                                                     17,727,612
                                                    -----------
 Leisure, Lodging & Entertainment-1.97%
 Darden Restaurants ..................    94,500      1,932,525
*Starwood Hotels & Resorts Worldwide .   122,400      2,905,776
                                                    -----------
                                                      4,838,301
                                                    -----------
 Metals & Mining-0.93%
 Alcoa ...............................   101,000      2,300,780
                                                    -----------
                                                      2,300,780
                                                    -----------
 Paper & Forest Products-1.76%
 International Paper .................   124,167      4,342,120
                                                    -----------
                                                      4,342,120
                                                    -----------
 Retail-3.73%
 Limited Brands ......................   134,200      1,869,406
 Sears Roebuck .......................   141,700      3,393,715
 Target ..............................    56,400      1,692,000
 Wal-Mart Stores                          44,200      2,232,542
                                                    -----------
                                                      9,187,663
                                                    -----------





                                                               Large Cap Value-2

Delaware VIP Large Cap Value Series Statement of Net Assets (continued)

                                        Number of      Market
                                         Shares        Value
COMMON STOCK (continued)
Telecommunications-4.31%
ALLTEL ...............................    43,100    $  2,198,100
BellSouth ............................    78,300       2,025,621
SBC Communications ...................   112,124       3,039,682
Verizon Communications ...............    86,370       3,346,837
                                                    ------------
                                                      10,610,240
                                                    ------------
Textiles, Apparel & Furniture - 1.02%
Nike .................................    56,300       2,503,661
                                                    ------------
                                                       2,503,661
                                                    ------------
Transportation & Shipping-1.53%
Burlington Northern Santa Fe .........   144,500       3,758,445
                                                    ------------
                                                       3,758,445
                                                    ------------
Utilities-5.55%
Dominion Resources ...................    79,700       4,375,530
FirstEnergy ..........................    61,400       2,024,358
FPL Group ............................    62,000       3,728,060
Public Service Enterprise Group ......   110,400       3,543,840
                                                    ------------
                                                      13,671,788
                                                    ------------
Total Common Stock
   (cost $252,463,318) ...............               240,970,697
                                                    ------------

                                                   Principal     Market
                                                     Amount       Value
REPURCHASE AGREEMENTS-1.83%
With BNP Paribas 1.07% 1/2/03 (dated
   12/31/02, collateralized by $1,954,000
   U.S. Treasury Bills due 6/19/03, market
   value $1,943,772) ............................   $1,905,000   $1,905,000
With J.P. Morgan Securities 1.03% 1/2/03
   (dated 12/31/02, collateralized by $703,000
   U.S. Treasury Notes 2.875% due 6/30/04,
   market value $718,669) .......................      704,000      704,000
With UBS Warburg 1.10% 1/2/03 (dated
   12/31/02, collateralized by $1,917,000
   U.S. Treasury Notes 3.875% due 6/30/03,
   market value $1,943,455) .....................    1,905,000    1,905,000
                                                                 ----------
Total Repurchase Agreements
   (cost $4,514,000) ............................                 4,514,000
                                                                 ----------

TOTAL MARKET VALUE OF SECURITIES-99.70% (cost $256,977,318) ... 245,484,697

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED
 SECURITIES-3.98% (cost $9,791,525)++ .........................   9,791,525

OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL-(3.98%)++ ..  (9,791,525)

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.30% .........     731,131
                                                               ------------
NET ASSETS APPLICABLE TO 18,939,127
 SHARES OUTSTANDING-100.00% ...................................$246,215,828
                                                               ============

NET ASSET VALUE-DELAWARE VIP LARGE CAP VALUE SERIES
 STANDARD CLASS ($240,752,451 / 18,518,698 shares) ............      $13.00
                                                                     ======
NET ASSET VALUE-DELAWARE VIP LARGE CAP VALUE SERIES
 SERVICE CLASS ($5,463,377 / 420,429 shares) ..................      $12.99
                                                                     ======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2002:
Shares of beneficial interest
 (unlimited authorization-no par) ............................ $308,430,527
Undistributed net investment income ...........................   4,866,855
Accumulated net realized loss on investments .................. (55,588,933)
Net unrealized depreciation of investments .................... (11,492,621)
                                                               ------------
Total net assets ............................................. $246,215,828
                                                               ============

-----------------
 +Non-income producing security for the year ended December 31, 2002. ++See Note #7 in Notes to the Financial Statements.
 *Fully or partially on loan.

ADR-American Depositary Receipts




                             See accompanying notes

                                                               Large Cap Value-3

Delaware VIP Trust-
Delaware VIP Large Cap Value Series
Statement of Operations
Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends .......................................     $  6,878,265
Interest ........................................           81,482
Security lending income .........................           27,372
                                                      ------------
                                                         6,987,119
                                                      ------------

EXPENSES:
Management fees .................................        1,969,447
Accounting and administration expenses ..........          133,017
Professional fees ...............................           55,804
Dividend disbursing and transfer agent fees
   and expenses .................................           29,977
Trustees' fees ..................................           12,867
Custodian fees ..................................           11,286
Reports and statements to shareholders ..........            8,700
Distribution expense-Service Class ..............            6,294
Registration fees ...............................               81
Other ...........................................           49,268
                                                      ------------
                                                         2,276,741
Less expenses absorbed or waived ................         (151,759)
Less expenses paid indirectly ...................           (7,652)
                                                      ------------
Total expenses ..................................        2,117,330
                                                      ------------

NET INVESTMENT INCOME ...........................        4,869,789
                                                      ------------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS:
Net realized loss on investments ................      (13,762,872)
Net change in unrealized appreciation /
   depreciation of investments ..................      (54,125,984)
                                                      ------------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS ...............................      (67,888,856)
                                                      ------------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..............................     $(63,019,067)
                                                      ============



                             See accompanying notes

Delaware VIP Trust-
Delaware VIP Large Cap Value Series
Statements of Changes in Net Assets

                                                              Year Ended
                                                     12/31/02       12/31/01
                                                   ------------   -------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
Net investment income ...........................  $  4,869,789   $   4,933,857
Net realized gain (loss) on investments .........   (13,762,872)     11,771,272
Net change in unrealized appreciation /
   depreciation of investments ..................   (54,125,984)    (32,530,753)
                                                   ------------   -------------
Net decrease in net assets resulting
   from operations ..............................   (63,019,067)    (15,825,624)
                                                   ------------   -------------

DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income:
   Standard Class ...............................    (4,892,083)       (707,536)
   Service Class ................................       (43,275)           (864)
                                                   ------------   -------------
                                                     (4,935,358)       (708,400)
                                                   ------------   -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class ...............................    19,755,583     187,187,722
   Service Class ................................     4,264,426       2,974,849
Net asset value of shares issued upon
   reinvestment of dividends and distributions:
   Standard Class ...............................     4,892,083         707,536
   Service Class ................................        43,275             864
                                                   ------------   -------------
                                                     28,955,367     190,870,971
                                                   ------------   -------------
Cost of shares repurchased:
   Standard Class ...............................   (71,932,364)   (216,848,480)
   Service Class ................................      (769,487)       (434,649)
                                                   ------------   -------------
                                                    (72,701,851)   (217,283,129)
                                                   ------------   -------------
Decrease in net assets derived from capital
   share transactions                               (43,746,484)    (26,412,158)
 ................................................  ------------   -------------

NET DECREASE IN NET ASSETS ......................  (111,700,909)    (42,946,182)

NET ASSETS:
Beginning of period .............................   357,916,737     400,862,919
                                                   ------------   -------------
End of period ...................................  $246,215,828   $ 357,916,737
                                                   ============   =============

See accompanying notes

                                                               Large Cap Value-4

Delaware VIP Trust-Delaware VIP Large Cap Value Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                    Delaware VIP Large Cap Value Series Standard Class
                                                                                        Year Ended
                                                           12/31/02       12/31/01       12/31/00       12/31/99       12/31/98
                                                           --------------------------------------------------------------------
Net asset value, beginning of period ..................    $ 16.210       $ 16.910       $ 17.020       $ 19.420       $ 18.800

Income (loss) from investment operations:
Net investment income(1) ..............................       0.235          0.217          0.268          0.323          0.361
Net realized and unrealized gain (loss) on
 investments ..........................................      (3.215)        (0.886)         1.329         (0.882)         1.636
                                                           --------       --------       --------       --------       --------
Total from investment operations ......................      (2.980)        (0.669)         1.597         (0.559)         1.997
                                                           --------       --------       --------       --------       --------

Less dividends and distributions from:
Net investment income .................................      (0.230)        (0.031)        (0.275)        (0.361)        (0.327)
Net realized gain on investments ......................           -              -         (1.432)        (1.480)        (1.050)
                                                           --------       --------       --------       --------       --------
Total dividends and distributions .....................      (0.230)        (0.031)        (1.707)        (1.841)        (1.377)
                                                           --------       --------       --------       --------       --------

Net asset value, end of period ........................    $ 13.000       $ 16.210       $ 16.910       $ 17.020       $ 19.420
                                                           ========       ========       ========       ========       ========
Total return(2) .......................................     (18.68%)        (3.89%)        11.33%         (2.98%)        11.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...............    $240,752       $355,015       $440,442       $501,928       $579,907
Ratio of expenses to average net assets ...............       0.70%          0.68%          0.68%          0.71%          0.71%
Ratio of expenses to average net assets prior to
 expense limitation and expenses paid indirectly ......       0.75%          0.73%          0.68%          0.71%          0.71%
Ratio of net investment income to average net assets ..       1.61%          1.34%          1.75%          1.75%          2.00%
Ratio of net investment income to average net assets
 prior to expenses limitation and expenses paid
 indirectly ...........................................       1.56%          1.29%          1.75%          1.75%          2.00%
Portfolio turnover ....................................        100%           102%            80%            92%            81%

----------------
(1) The average shares outstanding method has been applied for per share information for the years ended December 31, 2002, 2001 and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.





                             See accompanying notes

                                                               Large Cap Value-5

Delaware VIP Large Cap Value Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                      Delaware VIP Large Cap Value Series Service Class
                                                             Year           Year         5/1/00(1)
                                                             Ended          Ended          to
                                                           12/31/02       12/31/01       12/31/00
                                                           --------------------------------------
Net asset value, beginning of period ..................    $ 16.200       $ 16.910       $ 14.640

Income (loss) from investment operations:
Net investment income(2) ..............................       0.214          0.193          0.167
Net realized and unrealized gain (loss) on
   investments ........................................      (3.218)        (0.886)         2.353
                                                           --------       --------       --------
Total from investment operations ......................      (3.004)        (0.693)         2.520
                                                           --------       --------       --------

Less dividends and distributions from:
Net investment income .................................      (0.206)        (0.017)        (0.250)
                                                           --------       --------       --------
Total dividends and distributions .....................      (0.206)        (0.017)        (0.250)
                                                           --------       --------       --------

Net asset value, end of period ........................    $ 12.990       $ 16.200       $ 16.910
                                                           ========       ========       ========
Total return(3) .......................................     (18.81%)        (4.03%)        17.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...............    $  5,463       $  2,902       $    421
Ratio of expenses to average net assets ...............       0.85%          0.83%          0.79%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly ....       0.90%          0.88%          0.79%
Ratio of net investment income to average net
   assets .............................................       1.46%          1.19%          1.63%
Ratio of net investment income to average net
   assets prior to expenses limitation and expenses
   paid indirectly ....................................       1.41%          1.14%          1.63%

Portfolio turnover ....................................        100%           102%            80%

---------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.



                             See accompanying notes

                                                               Large Cap Value-6

Delaware VIP Trust-Delaware VIP Large Cap Value Series
Notes to Financial Statements
December 31, 2002

Delaware VIP Trust (formerly Delaware Group Premium Fund) (the "Trust") is organized as a Delaware business trust and offers 19 series: Delaware VIP Balanced Series (formerly Balanced Series), Delaware VIP Capital Reserves Series (formerly Capital Reserves Series), Delaware VIP Cash Reserve Series (formerly Cash Reserve Series), Delaware VIP Convertible Securities Series (formerly Convertible Securities Series), Delaware VIP Devon Series (formerly Devon Series), Delaware VIP Emerging Markets Series (formerly Emerging Markets Series), Delaware VIP Global Bond Series (formerly Global Bond Series), Delaware VIP Growth Opportunities Series (formerly Growth Opportunities Series), Delaware VIP High Yield Series (formerly High Yield Series), Delaware VIP International Value Equity Series (formerly International Equity Series), Delaware VIP Large Cap Value Series (formerly Growth and Income Series), Delaware VIP REIT Series (formerly REIT Series), Delaware VIP Select Growth Series (formerly Select Growth Series), Delaware VIP Small Cap Value Series (formerly Small Cap Value Series), Delaware VIP Social Awareness Series (formerly Social Awareness Series), Delaware VIP Strategic Income Series (formerly Strategic Income Series), Delaware VIP Technology and Innovation Series (formerly Technology and Innovation Series), Delaware VIP Trend Series (formerly Trend Series) and Delaware VIP U.S. Growth Series (formerly U.S. Growth Series). These financial statements and the related notes pertain to Delaware VIP Large Cap Value Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek capital appreciation with current income as a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $7,272 for the year ended December 31, 2002. In addition, the Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2002 were approximately $380. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion. DMC has elected to waive the management fee to 0.60%, indefinitely.

DMC has contracted to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2003. No reimbursement was due for the year ended December 31, 2002 under the 0.80% limit, although DMC did waive the management fee to 0.60%.

                                                               Large Cap Value-7

Delaware VIP Large Cap Value Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued) The Series has engaged Delaware Service Company, Inc.
(DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets through April 30, 2003. No distribution expenses are paid by Standard Class shares.

At December 31, 2002, the Series had liabilities payable to affiliates as follows:

                                    Dividend disbursing,               Other
                    Investment      transfer agent fees,             expenses
                    management           accounting                   payable
                  fee payable to     and other expenses               to DMC
                      DMC              payable to DSC             and affiliates
                  --------------     ------------------           --------------
                    $(8,149)             $(11,421)                  $(62,130)

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2002, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases .....   $299,724,105
Sales .........   $338,950,341

At December 31, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                                          Aggregate              Aggregate
                     Cost of             unrealized             unrealized           Net unrealized
                   investments          appreciation           depreciation           depreciation
                   -----------          ------------           ------------           ------------
                  $264,958,875           $11,765,157           $(31,239,335)          $(19,474,178)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                               Year                           Year
                               Ended                          Ended
                             12/31/02                        12/31/01
                             --------                        --------
Ordinary income ..........  $4,935,358                       $708,400

As of December 31, 2002, the components of net assets on a tax basis were as follows:

 Shares of beneficial interest ..............  $308,430,527
 Undistributed ordinary income ..............     4,866,855
 Capital loss carryforwards .................   (42,986,978)
 Post-October losses ........................    (4,620,398)
  Unrealized depreciation of investments ....   (19,474,178)
                                               ------------
 Net assets .................................  $246,215,828
                                               ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $37,327,306 expires in 2008 and $5,659,672 expires in 2010.

                                                               Large Cap Value-8

Delaware VIP Large Cap Value Series Notes to
Financial Statements (continued)

4. Dividend and Distribution Information (continued)
Post-October losses represent losses realized on investment transactions from November 1, 2002 through December 31, 2002 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                 Year                   Year
                                                Ended                  Ended
                                               12/31/02               12/31/01
                                               --------               --------
Shares sold:
 Standard Class ............................   1,356,754             11,462,705
 Service Class .............................     293,417                182,410

Shares issued upon reinvestment of dividends
 and distributions:
 Standard Class ............................     298,662                 46,671
 Service Class .............................       2,641                     57
                                              ----------            -----------
                                               1,951,474             11,691,843
                                              ----------            -----------

Shares repurchased:
 Standard Class ............................  (5,043,283)           (13,289,706)
 Service Class .............................     (54,743)               (28,243)
                                              ----------            -----------
                                              (5,098,026)           (13,317,949)
                                              ----------            -----------
Net decrease ...............................  (3,146,552)            (1,626,106)
                                              ==========            ===========

6. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2002, or at any time during the year.

7. Securities Lending
The Series, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. At December 31, 2002, the market value of the securities on loan was $9,630,404.











                                                               Large Cap Value-9

Delaware VIP Large Cap Value Series
Notes to Financial Statements (continued)

7. Securities Lending (continued)
The securities on loan were collateralized by the following:

Description                                                 Market Value
-----------                                                 ------------
Morgan Stanley Dean Witter 1.60% 1/16/03 .................   $  450,375
Toyota Motor Credit 1.43% 2/20/03 ........................      900,750
Wachovia Bank 1.5325% 5/8/03 .............................      450,375
Morgan Stanley Dean Witter 1.9025% 2/2/04 ................      180,150
Canadian Imperial Bank NY 1.4098% 10/9/03 ................       90,033
Natexis Banques Populaires NY 1.4698% 10/15/03 ...........      180,060
GE Life and Annuity 1.46% 3/31/03 ........................      540,450
Aegon NV 1.4979% 3/18/03 .................................      900,576
MBNA Master Credit Card 1.4601% 3/15/04 ..................      180,306
Racers Series 2002-35-C 1.7221% 4/15/04 ..................      447,748
Sigma Finance 1.3502% 1/15/03 ............................      360,582
MBNA 1998-A A 1.4345% 3/17/03 ............................      180,193
Grampian Funding LLC 1.3847% 2/12/03 .....................      161,582
Mont Blanc 1.4028% 1/22/03 ...............................       89,896
Merrill Lynch Mortgage Capital 1.4525% 1/6/03 ............      450,375
Racers Series 1999-35-MM 1.57% 9/16/03 ...................      540,450
Merrill Lynch Securities/MLPFS 1.3725% 1/2/03 ............    3,687,624
                                                             ----------
                                                             $9,791,525
                                                             ==========
8. Tax Information (Unaudited)
For the fiscal year ended December 31, 2002, the Series designates distributions paid during the year as follows:

                       (A)             (B)
                   Long-Term         Ordinary
                 Capital Gains        Income                  Total                   (C)
                 Distributions     Distributions          Distributions            Qualifying
                  (Tax Basis)       (Tax Basis)            (Tax Basis)             Dividends(1)
                 -------------     -------------          -------------            ------------
                       -               100%                   100%                    100%

-----------
    (A) and (B) are based on a percentage of the Series' total distributions.
    (C) is based on a percentage of ordinary income of the Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.















                                                              Large Cap Value-10

Delaware VIP Trust-Delaware VIP Large Cap Value Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware VIP Trust-Delaware VIP Large Cap Value Series

We have audited the accompanying statement of net assets of Delaware VIP Large Cap Value Series (the "Series") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or by other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware VIP Large Cap Value Series at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                      Ernst & Young LLP

Philadelphia, Pennsylvania
February 7, 2003























                                                              Large Cap Value-11

Board of Trustees/Officers
of Delaware Investments Family of Funds

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

   David K. Downes(2)           President,           10 Years -              Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      4 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                         at Delaware Investments(1)
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              15 Years              Board Chairman -           107             None
   2005 Market Street                                               Citadel Construction Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927

   John H. Durham                Trustee             24 Years(3)           Private Investor            107            Trustee -
  2005 Market Street                                                                                             Abington Memorial
  Philadelphia, PA                                                                                                   Hospital
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              2 Years                 President -               89(4)         Director -
 2005 Market Street                                                    Franklin & Marshall College               Sovereign Bancorp
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Trustee              13 Years        Founder/Managing Director -      107             None
 2005 Market Street                                                    Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938

   Ann R. Leven                  Trustee              14 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 2005 Market Street                                                        National Gallery of Art               Recoton Corporation
 Philadelphia, PA                                                              (1994 - 1999)
      19103                                                                                                           Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

                                                              Large Cap Value-12

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

   Thomas F. Madison             Trustee              9 Years                President/Chief            107      Director - Valmont
   2005 Market Street                                                      Executive Officer -                    Industries, Inc.
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                   Director - ACI
                                                                            and Consulting)                       Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee              4 Years   Vice President/Mergers & Acquisitions - 107              None
   2005 Market Street                                                       3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

   Jude T. Driscoll           Executive Vice          2 Years    President and Chief Executive Officer  107            None
   2005 Market Street         President and                            of Delaware Investments(1)
    Philadelphia, PA             Head of                               (January 2003-Present)
       19103                   Fixed-Income
                                                                     Executive Vice President and
   March 10, 1963                                                       Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                        (August 2000 - January 2003)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)


   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in          107            None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in         107            None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Fry is not a Trustee of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.




                                                              Large Cap Value-13